UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2016

Date of reporting period: January 31, 2016

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN FOCUSED LARGE CAP VALUE FUND

CHAMPLAIN EMERGING MARKETS FUND

SEMI-ANNUAL REPORT

01.31.16

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2016
(Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending January 31, 2016

						Since Fund’s Inception†
	6 months	1-year	3-year*	5-year*	10-year*	Annualized	Cumulative**
CIPSX	-12.98%	-5.27%	6.57%	7.93%	7.46%	8.32%	144.16%
Russell 2000	-15.80%	-9.92%	6.11%	7.25%	4.92%	5.90%	89.63%
CIPMX	-9.78%	-2.87%	9.11%	9.43%	n/a	8.67%	87.89%
Russell Mid Cap	-11.58%	-7.39%	9.19%	9.48%	n/a	8.00%	79.30%

†	Champlain Mid Cap Fund inception date: 06/30/08
Champlain Small Company Fund inception date: 11/30/04
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

Growing fears about the weak global economy causing a recession here in the U.S., concerns surrounding European banks, everything related to China, the liquidation of sovereign wealth funds to fill funding gaps caused by low oil prices, and a Presidential primary election season full of candidates with extreme views have investors eager to lock up big gains made in stocks over the past 6 years. Small and midcap equities in the U.S. have not been exempt from the selling pressure, and we can now see some “blood on the Street.” While six month and 1-year periods are full of enough noise to make analysis suspect, we can observe that our Funds’ downside capture over these two periods is consistent with previous stock market declines. As well, our 1 and 3-year relative returns for both Funds fell within the historical pattern for the rolling data points and are consistent with our expectations. However, please do not read that we are satisfied. Had we been more aggressive cutting the Funds’ exposure to the energy factor after Saudi Arabia declared a price war in late 2014, we would have produced an obviously favorable 3-year comparison for both Funds. To be sure, we also have made a small number of poor decisions about the strength of certain business models and the timing of our purchases. However, we

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

expect patience to lead to a better exit as most companies working through self-inflicted troubles or weak industry conditions overshoot to the downside their reduced Fair or Intrinsic Value. Should we see fundamentally stronger companies trade at similar discounts; we will not hesitate to make a swap.

Importantly, the weighted average characteristics of the holdings for both Funds leave us confident that each Fund owns a collection of companies that, in aggregate, have historically produced higher business returns, better growth of revenue and book value on a per share basis, and less fundamental volatility than their respective benchmarks. The holdings of both Funds also now trade at an attractive weighted average discount to our estimate of their Fair or Intrinsic Values. While the selling pressure may not abate until either oil prices move higher, the stock market fully discounts a recession, or the growth rate of corporate earnings is anticipated to inflect noticeably higher; we are becoming more positive again about the long-term expected return potential inherent in both Funds. Keep in mind though that we tend to be early, and any one of a plethora of tail risks could exacerbate the recent stock market decline.

Technology

The mean-reverting pullback in software that we anticipated in our last shareholder letter started to become apparent in January of this year (it accelerated dramatically in February). We suspect the list of economic threats and the Presidential primary campaign process have eroded executives’ confidence somewhat and caused some moderation of business demand for new software tools and applications. However, the value proposition from today’s leading cloud-based software companies is too compelling for us to believe we have seen anything more than a temporary deceleration in the rapidly unfolding corporate transition to the cloud. We remember how shortly after the abrupt downturn in economic activity that occurred during the peak of the 2008 financial crisis, business demand for the leading technology solutions rebounded smartly. The shift to the cloud isn’t just about cutting costs; it’s mostly about changing how companies do business so they can remain relevant. Thus, we anticipate using the sharp downdraft in software industry valuations to increase both Funds’ exposure to their best positioned software holdings. History also teaches us that these sharp software industry retreats and brief periods of relative underperformance compared to both the technology sector and the overall benchmarks are opportunity, and that patient long-term investors who stay engaged with the leading software franchises have been rewarded. The valuations at which Informatica went private and Silver Lake Partners/Thomas Bravo Partners agreed to purchase Midcap Fund holding SolarWinds in 2015, suggest to us that our fundamental understanding and valuation analysis of this

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

industry remains sound. Finally, we expect to see the large incumbent enterprise vendors continue to use their ample cash resources to buy their way into the cloud computing arena through acquisitions. We believe it would be difficult for them to suffer the earnings dilution if they made such investments organically, and it might be impossible for them to attract the coder talent to do the necessary work.

In the Mid Cap Fund, we have already begun to invest the proceeds from the buyouts of Informatica and SolarWinds. We started a modest position in Synopsys, the global leader for Electronic Design Software and other tools, technologies, and intellectual property used to design integrated circuits or semiconductors. The laws of physics are creating ever more difficult design challenges for the semiconductor industry as chip makers strive to keep chip speeds progressing along the path of Moore’s Law. These challenges and growing chip complexity increased the demand for Synopsis’ technology. As well, we have continued to add to Fortinet, Splunk, and Workday. We initially sized these positions modestly so we could add to them if we encountered a market correction. We were encouraged to see that Oracle has announced the end of life for the version of PeopleSoft that represents about 45% of the installed base for that application. This makes us confident that Workday’s pipeline of prospects will get a lot bigger. The low price of oil has continued to weigh on the near-term earnings prospects for WEX’s fuel card business. However, we expect this trend to reverse later this year. Meanwhile, the company continued to execute strongly on all of the aspects of their business that they can control. WEX’s recent acquisition of Benaissance will strengthen the health care and travel related payment processing segment. As well, WEX recently agreed to acquire EFS, another large processor of corporate fuel cards. We are intrigued that Warburg Pincus, the seller of EFS, elected to become WEX’s largest shareholder with a 9% stake and take a seat on the board as part of the consideration. We have used the weakness in WEX’s shares to add to this holding for both Funds. In the Small Company Fund, we exited the positions in Cardtronics and Bottomline Technologies at gains, mostly for fundamental reasons; and we started a new position in CommVault Systems, an independent provider of data archival and protection software that is well along the path of transition to a cloud-based business model. Conversely, PROS Holdings’ transition to a cloud-based business model has not been smooth, but their price optimization software is a powerful resource that will likely become a must-have tool for many other industries besides airlines and lodging.

Industrials and Materials

Low oil prices and a strong U.S. Dollar have probably been the two biggest factors weighting on the fundamentals and the stock valuations for most industrial companies. In

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

recent months, we have used the increasingly attractive discounts to Fair or Intrinsic Value in these sectors to add to selected holdings. In the Small Company Fund, we continued to build up the modest position in John Bean Technologies and add to long-term holding Brady as we become more encouraged about the turnaround being executed by the new CEO, Michael Nauman. With its shares discounting a moderate recession, we started a small position in former holding Landstar Systems, an asset light provider of logistics and truckload transportation services. We used the sharp sell-off for filter-maker CLARCOR’s shares to add to the position for both Funds. In the Mid Cap Fund, we have added significantly to industrial distributor W.W. Grainger and started a new position in Westinghouse Air Brake Technologies (Wabtec). Grainger is a large industrial distributor with a leadership position in e-commerce and a respected and growing private label business. The company generates strong returns on invested capital and historically has returned about two thirds of its cash flow to shareholders through dividends and share repurchases. The current valuation of Grainger’s shares substantially reflects the difficult North American industrial conditions, and the company has been reacting to those conditions by closing less productive branches in North America and engaging in other efficiency measures. Meanwhile, we expect the combination of a higher percentage of online and mobile sales and investments in automated warehouses to yield still higher returns on capital. Sourcing more private label offerings from low-cost countries also is a big opportunity. When energy related activity returns to Canada, the company should be able to leverage recent investments in SAP software and new distribution assets in that country. Wabtec, a former holding of the Small Company Fund, is a leading producer of braking systems, controls, and other parts for freight trains and transit rail systems. The government mandated technology investments for safer trains (electronically controlled pneumatic brakes and Positive Train Control systems to stop trains before collisions) provide some tailwind for Wabtec. So too does the aftermarket business for their installed base of equipment which represents about 58% of their revenue. Once the planned merger with European-based Faiveley Transport is completed, the revenue exposure to transit and freight rail as well as to domestic and international will be evenly balanced. Having followed this company for years, it isn’t often that its shares become as attractively valued as they are today. Management and the Board seem to agree with our assessment of value. The company recently announced a share repurchase program equal to about 5% of the company’s market capitalization at the time of the announcement.

As a result of the competition for capital from other more compelling situations, we eliminated Esterline Technologies from the Mid Cap Fund and reduced the position for the Small Company Fund. Esterline’s progress with its lean manufacturing and continuous improvement programs

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

has been slower than expected, but we expect them to have their plants running a lot more efficiently when the aircraft build cycle begins an expected upturn in 2017.

Energy

The oil market remained oversupplied, inventories are at a record high, and Iran is expected to come back into the market soon with around 500,000 bbls/day of production. Saudi Arabia also seems determined to keep prices down long enough so that a meaningful number of independent shale-oil producers will see their hedges run off, their cash flows will become impaired, and their access to credit will likely dry up. Perhaps too many investors are hoping for higher oil prices, and we could see oil prices go well into the $20s/bbl before we get back to $50-$60/bbl price. Nonetheless, we expect to see meaningfully higher oil prices within the next 12-18 months as North American shale oil production falls sharply, global demand for oil continues to grow, and global depletion persists at 2-3% per annum. It does not appear that OPEC has much spare capacity, especially from a long-term perspective so we will probably need to see substantially increased activity from North American shale-oil producers in the coming years to balance the market. Accordingly, we have recently added to both Forum Energy Technologies for the Small Company Fund and Core Laboratories for the Mid Cap Fund.

The air pollution in China and India, the cost decline curves for solar cells and batteries, plus the growing weight of evidence that anthropogenic carbon is impacting our climate in an unhelpful and potentially catastrophic manner suggest to us we may soon see the day when investors and consumers see the CO2 producers as pariahs. (It’s hard to watch the documentary-style film Racing Extinction and not feel convicted about your own “footprint”, unless you walk or ride a bike to work and don’t eat meat or wild-caught fish.)

While the current institutional mindset is to divest the shares of the producers of fossil fuels, the bigger news will be if investors and consumers start to shun the large and/or relatively inefficient consumers of fossil fuels from an Environmental Full Cost Accounting perspective. To be sure, the global economy cannot afford to eliminate the use of coal, oil, and natural gas anytime soon; but the destruction of demand for oil could happen at a faster pace than many now anticipate. Indeed, as this letter was being written, President Obama proposed a $10/bbl tax on oil with the proceeds to fund renewable energy. Being a lame duck President makes it highly unlikely that Mr. Obama will succeed with such an initiative, but perhaps he will be able to put the camel’s nose under the tent. Thus, our long-term outlook for the price of oil is a bit cloudy as we are unsure if demand destruction will happen faster than depletion. Also, whether North American shale-oil reserves fall into strong hands and production becomes managed as a swing producer will influence our long-term outlook.

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Consumer

In the Mid Cap Fund, we repurchased Mead Johnson Nutrition. Mead Johnson produces infant formula under the Enfamil brand and is a former holding that we sold at much higher prices in the second half of 2014. Renewed investor concerns about Mead Johnson’s exposure to Chinese consumers and the Chinese currency has produced an attractive discount to our estimate of Fair or Intrinsic Value. We also started a new position in Whole Foods Market as the shares pulled back to a valuation level comparable to traditional grocers. A clumsy corporate reaction to a minor pricing problem in New York City led to a disproportionate amount of bad publicity about prices and same store sales have slowed to flat or slightly negative. Whole Foods has an engaged and loyal employee base and management is taking steps to preserve the destination shopping experience at the stores. We are especially enthusiastic about the recent initiatives to improve prepared foods for customer takeaway. We also exited the position in Bed Bath & Beyond at a modest loss. The shift to online retailing accelerated dramatically this holiday season, particularly for the middle income shoppers. Bed Bath & Beyond continued to struggle for growth and to protect its profitability in this harsh retailing environment, and we sense the shares could become a value trap now that the balance sheet has been leveraged somewhat to repurchase shares. With hindsight, we should have sold the entire position where we trimmed it last year at higher prices and a decent gain. Given the company’s history for stable high returns, we are reluctant to call this investment a mistake, but would not argue with those who see it that way.

In the Small Company Fund, we sold the small positions in National Beverage and Bright Horizons Family Solutions due to very rich valuations. We started new positions in Boston Beer (“Sam Adams”) and El Pollo Loco Holdings. Boston Beer had retreated significantly from recent highs to reasonable discount to our estimate of Fair Value and a more meaningful discount to the recent acquisition valuations for some large craft brewers. We see an opportunity for new products (e.g. Nitro beers) and perhaps acquisitions to leverage SAM’s distribution network for improved scale economies. With capital spending expected to decline, we should see free cash flow improve meaningfully. El Pollo Loco prepares open-pit roasted chicken and other healthy fresh food in a quick service format. Having started in California, we are optimistic that the experienced private equity sponsored management team can bring this proven concept to other parts of the country, particularly the Southwest. Importantly, we established our stake at a valuation that discounts little to no future expansion of the chain. Having trimmed Wolverine World Wide meaningfully in the low to mid $30s, we have been reweighting the Fund’s exposure in recent months adding back the shares we trimmed in the low $20s and even more below $20. We continue to hold our

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

stake in Fresh Market, and think the new CEO has a fairly straight forward opportunity to create new customers, make better customers out of existing customers, as well as prudently grow the store base. Although the founder is investigating strategic options for the company with a private equity firm, our continued enthusiasm isn’t predicated upon any transaction being completed.

Financials

Both of the Funds financial exposure is fairly concentrated in venerable community bank franchises and Property & Casualty (P&C) insurers – with no exposure to REITs. We expect higher interest rates would help drive faster earnings growth for the bulk of both Funds’ financial holdings, but we are not counting on higher interest rates. The Funds’ bank and insurance holdings are expected to grow profitably without higher interest rates. In recent years, Allied World Assurance Company Holdings and Endurance Specialty Holdings have both returned significant capital to their shareholders through dividends and share repurchases, often done at a discount to book value. We expect this trend to continue for both of these P&C insurance franchises. For the past several years, whenever the bond market signals economic weakness and/or members of the Federal Reserve sound accommodative; our relative performance in this sector has turned markedly negative. Relative performance has tended to bounce back though when investors’ economic concerns fade or members of the Federal Reserve signal a more restrictive stance. The volatility of our relative performance in this sector has at times offset a meaningful part of the downside protection seen in the other sectors during periods of weak stock market returns. Because macro forecasting about GDP, interest rates, and currency movements is outside of our realm of competence; we remain quite reluctant to invest in a one way interest rate trade such as REITs. We may well see a recession before we see much higher interest rates, but the global monetary experiment (negative or near-zero interest rates and Quantitative Easing) now underway may someday yield inflationary pressures and the need for higher interest rates.

Looking ahead, we continue to like the bank holdings in both Funds whether interest rates continue higher or we fall into a recession. We would expect to see solid absolute and relative returns in the former scenario and better relative returns in the later. While UMB Financial has become a disappointment as their Scout mutual fund complex has experienced significant outflows from their international equity funds, we are hopeful that management is finally serious about improving the bank’s worst-in-class efficiency ratio (an expense measure). There is still a lot to like about this bank, especially from a small cap investor’s perspective, and even more so if interest rates inflect higher. Cullen/Frost Bankers and

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Prosperity Bancshares have been relatively weak due mostly to concerns about their exposure to energy credits and the Houston economy, respectively. We expect the shares of both banking franchises to recapture much if not all of this relative weakness when oil prices move higher and assuage investors’ concerns. Cullen/Frost’s energy exposure is about 16% of loans and loans are about 45% of assets. Importantly, their customers are long-time operators who have an appreciation for the industry’s cyclicality. Prosperity Bancshares management does not seem overly concerned about the Houston economic outlook, and they recently announced a major share repurchase program. We remain confident about the long-term prospects for the Texas economy and both of these banking franchises. The energy industry will bounce back sooner than pervious down turns, and having no state tax on income is a powerful magnet drawing companies and entrepreneurs to the state. In a low growth world, tax rates will only become more relevant to corporations and entrepreneurs.

Small Company Fund holding Financial Engines recently acquired the Mutual Fund Store from Warburg Pincus in exchange for cash and shares. Warburg Pincus will become Financial Engines’ largest shareholder and also will have a Board seat. The market’s reaction to this acquisition has been subdued despite management’s initial estimate of meaningful accretion, as some investors may now view the company more as a traditional investment advisor and less of a technology opportunity. We think the acquisition makes sense as it gives the company a credible strategy for improving its engagement rate among 401(k) plan participants, keeping plan participants’ assets under Financial Engines’ management post their retirement; and it also provides a valuable service to the employees of clients, helping Financial Engines distinguish itself from the competition. We have added to this position in recent weeks. In the Mid Cap Fund, we eliminated Willis Group because of our skepticism about how smoothly the “merger of equals” with Towers Watson would be integrated.

Health Care

In the Small Company Fund, we eliminated the remaining exposure to West Pharmaceutical Services due to valuation and sold the remaining position in STERIS simultaneous with the closing of the acquisition of a UK based company which changed their domicile from the U.S. and pushed the market cap close to $6 billion. We expect to see more M&A activity in the health care sector during 2016 given the abundance of cash still sitting on the balance sheets of many large cap health care companies. A new position in orthopedic and general surgical device and equipment maker CONMED was started this quarter. While already enjoying a fine reputation for making high quality products, especially among sports

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

medicine doctors; significant management and board changes have been made in recent years. As well the manufacturing footprint has been substantially shrunk. These changes, coupled with an inspired recent acquisition, suggest to us that this is a much different and better CONMED. The CEO, Curt Hartman, recently held senior leadership positions with Stryker, and we believe he is well along in the process of making the company more sales focused and accountable. We especially appreciate his awareness of the opportunity he has to create significant shareholder value given the company’s modest market capitalization. Cardiovascular Systems’ technology for clearing calcified peripheral arteries produces almost 80% gross margins! Although it seems like the right decision for the long-term, training the sales force on two indications instead of building a separate sales force for each has created some near-term inefficiency. Although some investors have abandoned the shares, we continue to expect a favorable outcome for this investment and are encouraged by the recent insider buying.

For both Funds, we have added back exposure to Cepheid after trimming the position last year at higher prices. Although Cepheid’s shareholders’ “capacity to suffer” has been tested by production glitches, sales force investments, and expenses related to clinical trials for cancer and virology test panels; we remain optimistic about the long-term outlook for the company. Encouragingly, Cepheid announced in early 2016 that they signed a distribution agreement with Henry Schein to help them penetrate the physician office and small hospital markets where current market shares are very low. In the Mid Cap Fund, Sirona agreed to be acquired by DENTSPLY. We see both companies’ offerings as highly complementary and expect a powerful dental franchise to emerge from the integration.

Final Thoughts

A seemingly unmanageable amount of global debt, sovereign wealth fund liquidation, terrorists, North Korean nukes, the never-ending and escalating Shia/Sunni feud, a refugee crisis in Europe, Brexit, economic reforms and slower growth in China, a possible beginning of the end for the “free” money era in the U.S., negative interest rates elsewhere, growing income and wealth inequality, the dramatic U.S. Presidential primary election cycle, climate change, and rapid technological advancements which can disrupt large well-established industries are only some of the factors creating a more anxious and uncertain world. Adding to the anxiousness is the desperate need of some to find higher returns quickly to make up pension deficits or to dig their hedge fund out of a performance hole. Some look for fleeting advantages in complex models. Others are simply desperate for income or yield. Career risk is intense. We sense short-term thinking and fear have become too pervasive, and we counsel our shareholders to consider that time horizon arbitrage may be an especially significant inefficiency that they can exploit. To think and act with a long-term perspective is simple, but not always easy.

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We cannot control the above list of risks, but we can remain disciplined with the execution of our investment process. We will not forsake our process’ bias for reliable high quality businesses. We will not trade consistent growth, high gross profitability, and high returns for the appearance of better value presented by low return and slower growing companies trading at lower p/e (price-earnings) multiples. We certainly do recognize that the growth style overshot value and is now in the process of mean reverting. Nonetheless, we take comfort in our valuation work that indicates to us that both Funds’ trade at attractive discounts to their respective benchmarks and their overall gross profitability and Economic Value Added margin are meaningfully higher than their respective benchmarks.

With respect to equity market liquidity and volatility; more drama may well unfold, particularly for individual stocks, as herd-like behavior coupled with negligible market making activity can create a hazardous environment for investors who need to sell. As we consider what a coward liquidity can be, we are reminded of the sage advice that the best way to avoid a car accident is to avoid being in a hurry! The idea that the most liquid or highest quality assets might get sold first during a liquidation event – because they can be – makes a lot of practical sense to us. Indeed, we witnessed some of this phenomenon in late 2008 and perhaps to some extent this past August. Thus, short-term absolute and relative results may produce more noise than signal, especially given the imbalances that have probably developed from seven plus years of near-zero interest rates. While others may find renewed volatility and the all the related capital market noise disconcerting, we welcome the opportunities it will give us to rebalance both Funds away from cash reserves and companies presenting limited potential upside into other opportunities that present substantial discounts to our estimate of Fair or Intrinsic Value. We anticipate the recent downturn will help us build a greater weighted average margin of safety than the overall stock market decline alone would produce. We trust that our investment process emphasizes key company attributes that matter greatly over the long term, and we have a lot of confidence we will see favorable long-term outcomes for nearly all of the Funds’ holdings – even though we are likely to have some unexpected disappointments. To be sure, we have yet to exit a few holdings that may now seem like obvious mistakes; but as we noted earlier, today’s valuations for those holdings probably do not accurately reflect their long-term earnings power.

As very long-term investors with meaningful exposure to this strategy, we are cognizant but not overly burdened by the laundry list of threats listed above. Your two Funds represent our best thinking about what to own in the small cap and mid cap universes given our investment process and its guidelines. Relative to the relevant benchmarks, we believe both Funds have less downside risk from higher interest rates and/or higher labor costs. We

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

continue to like the long-term relative prospects for your Funds even if we see the expected return for the overall market to be tame in comparison to the past six years. High return small and midcap companies that demonstrate consistent or reliable growth have yet to achieve the obvious premium relative valuation we expect to see someday. We are not calling an end to the selling pressure that started almost from the time we wrote our last letter, but we are signaling that the risk/reward or the margin of safety has become more attractive as share prices have retreated.

As always, we are humbled by and grateful for the privilege to manage a portion of your investable assets.

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve its stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss.

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED
LARGE CAP VALUE FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

For the six months period ended January 31, 2016, Champlain’s Focused Large Cap Value Fund (FLCV) strategy returned -9.54, underperforming the -8.63% return for the Russell 1000 Value index.

Performance for the periods ending January 31, 2016

			Since Fund’s Inception†
	6 months	1-year	Annualized	Cumulative*
CIPYX	-9.54%	-5.91%	-0.93%	-1.93%
Russell 1000 Value Index	-8.63%	-5.00%	1.65%	3.47%

†	Champlain Focused Large Cap Value Fund inception date: 12/31/13
*	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

The past few quarters have been disappointing and frustrating for the Fund, to say the least. Large cap value indices have underperformed growth indices by well over 10% since late 2014. While the stock market has struggled over the past two years, despite widespread prognostications of a “self-sustaining economic recovery” and high expectations for continued equity gains, an ever-narrowing group of high growth momentum stocks have masked the underlying deterioration in the market. The celebrated “FANGs” (Facebook, Amazon, Netflix, Google), plus a narrow group of growth investor favorites, have generated outsized positive returns while the majority of stocks have lapsed into downtrends. Overall, the stock market has made no headway. Corporate profit margins in the U.S. peaked in mid-2014, and earnings challenges have afflicted a growing number of companies since that time – with stock prices following suit. The small FANG cohort of companies sells at nosebleed valuations as traders and myopic investors chase the few stocks that are “working.” This phenomenon has in the past been seen late in stock market uptrends and has portended a difficult market environment ahead. January 2016, as if on cue, ushered in a wave of sustained stock market liquidation, leading to the worst first month of equity returns on record. Concerns about waning growth in the U.S and other developed economies, problems in the Chinese economy leading to currency devaluation worries, and collapsing energy prices all boiled up simultaneously leading to a marked change in

12	CHAMPLAIN INVESTMENT	PARTNERS

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LARGE CAP VALUE FUND
SHAREHOLDERS’ LETTER
(Unaudited)

previously positive investor sentiment. While lower stock valuations always provide more fertile ground for new investment opportunities, we believe earnings challenges remain for many companies in an environment in which overall economic growth is waning, while corporate profit margins are in decline.

In FLCV, we have also done ourselves no favors in a portion of our stock selections – particularly in the energy and fertilizer holdings. Commodity sectors have performed poorly as worldwide economic growth – led by the slowdown in China – has decelerated and caused demand to decline. The energy sector has been further negatively impacted by the oil price war instigated by Saudi Arabia in its bid to knock other marginal energy suppliers (U.S. shale oil) out of the market – to great and intensifying damage to its out own domestic interests. We continue to hold our positions because we believe energy and agricultural fertilizer resources are essential staples without which humans cannot easily conduct their lives. Nevertheless, our strategy of owning a few very well-managed, financially strong and long-lived reserve companies has cost the Fund relative investment performance versus the value indices. We expect to see this pattern reverse in the future as we believe the majority of the damage from price volatility has been done, and that the coming year will bring signs of a rebalancing demand/supply environment at higher prices.

Despite slowing economic growth worldwide, flagging earnings prospects, elevated equity valuations and continuing deterioration in U.S. stock market breadth, investors appeared generally optimistic up until the last month. Asset allocation commitments to stocks are near the high end of historical ranges, heavily influenced over the past few years by money flowing into stocks from zero-yielding money market instruments as a result of Federal Reserve monetary policy. We have consistently expressed concerns in recent quarters on the high valuations, high expectations stock market environment – coupled with increasing evidence of earnings degradation in corporate America. While our Fund has been negatively impacted as well in the stock market turmoil, we believe the ingredients are in place for a refocus of investors’ attention on companies with solid fundamental underpinnings and depressed valuations – the type we vie to own. History shows value-focused investment strategies have outperformed long term. Given the performance challenges value-oriented strategies have had in the past seven years versus growth investment styles, we expect a meaningful regression positively impacting value investors to manifest in the quarters and years ahead.

Consumer

The sector outperformed the index for the period led by the solid returns on the consumer staples positions. Our preference is to own multinational consumer staples companies with strong enduring brands, and consistent and growing free cash flow. These types of

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED
LARGE CAP VALUE FUND
SHAREHOLDERS’ LETTER
(Unaudited)

companies build shareholder wealth steadily over time without a lot of drama. In today’s markets, their stock prices trade at attractive valuations and pay well above average dividend yields. They currently they represent over 25% of the portfolio. During the period we added to Wal-Mart Stores when the shares dropped on an earnings guidance reduction due to increasing investments to enhance internet capabilities. We also increased the weight in Unilever as its share price languished despite solid fundamental progress in its business. We initiated new positions in CVS Health – the largest retail pharmacy chain in the U.S., and in Switzerland-based Nestle – the most geographically diverse consumer brands company in the world. Concerns over intensifying competition among media companies led to the sale of Comcast. And we sold the position in Darling Ingredients to concentrate our holdings in larger and better staples businesses. The stock was a disappointment as management has struggled with recent acquisitions while the operating environment continues to become more challenging.

Energy

The sector underperformed in the past six months due to our overweight in depressed energy company shares. The price of oil continued its trajectory lower (currently around $30/barrel) as Saudi Arabia shows no signs of retreating from producing at full capacity and other financially-strapped operators worldwide pump oil at any price in an attempt to generate cash flow and remain solvent. The high oil price volatility and anecdotes of intensifying financial distress across a widening range of oil producers – nations and corporations – indicates that the major pain point has been reached and eclipsed. Demand for oil is firming worldwide due to lower prices and steadily increasing emerging market demand. Supply is set to moderate as more producers run out of financial options. Capital investment in oil production and new exploration have dropped dramatically as companies cut budgets to conserve cash for a better environment. For reference, excess daily production capacity appears to be in the range of 1.5 to 2.0 million barrels per day versus worldwide demand of almost 100 million barrels per day (Source: EIA; Bloomberg). Yes, that is less than 2% excess capacity which may quickly dissipate as production capability withers. In addition, the potential for major supply disruptions is increasing given the escalating Middle East conflicts. We believe that the ingredients for heightened volatility are now building – but to the upside. Markets are too complacent about extrapolating lower oil prices, and energy stocks already discount low prices for an extended horizon. Having experienced the pain of this historically sharp down-cycle in the sector, we see an improving environment in the future. We made no changes to our holdings as we await signs of an erosion of excess supply which would signal the potential for a durable rebound in oil prices.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED
LARGE CAP VALUE FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Financials

Our financial holdings outperformed mainly due to an underweighted position in the sector, but helped as well by favorable stock selection. The notable outperformer in the period was Chubb, which completed its merger with Ace Limited in January, to create an exceptional international property and casualty franchise with opportunities to enhance returns by improving operating efficiencies. We initiated a new position in American Express after the shares declined on earnings worries resulting from the loss of its exclusive contract with Costco. AmEx is a well-managed company with an enviable position in serving the credit needs of businesses and higher net worth consumers worldwide. We believe the short term concerns over loss of credit relationships will be outweighed by the company’s exceptional international consumer credit franchise which will provide multiple avenues for growth over time. Nevertheless, our entry price proved premature as the shares have continued to decrease amid the widespread financial sector sell-off. We envision adding to the position over time as fundamental progress recovers.

The positions in Berkshire Hathaway and US Bancorp were more than doubled, while we added incrementally to American International Group. The companies’ shares trade at compelling valuations and each has unique business strengths and able management to capitalize on them. AIG is experiencing shareholder activism, led by Carl Icahn, which may accelerate the process of corporate streamlining and increase business value. We sold the position in Bank of New York Mellon as the shares appreciated and closed the discount to fair value. BNY Mellon has been a solid contributor to performance as the company implemented measures to improve operating performance as a result of shareholder activist pressure (led by Trian Fund). Willis Group was sold after Towers Watson made a merger offer for the company.

Health Care

Health care holdings performed in line with the sector returns. We are overweight the sector, and our holdings tend to be stable growers without the “exciting” characteristics of biotechnology and other fast-growing areas of health care. In late 2015, Britain-based Shire PLC announced an intention to bid for Baxalta, the spin-off from Baxter International which was completed earlier in the year. After year-end, the deal was finalized and we sold the shares. We sold the position in Sanofi after the company provided poor guidance on forward earnings prospects – a condition we judged would take a long time to remedy. We also sold Allscripts Healthcare Solutions at a good gain to focus our sector exposure. Roche ADR was sold in favor of materially increasing the position size in Johnson & Johnson, a well-run diversified health care company now trading at a compelling valuation discount. The position size in Express Scripts Holding was reweighted higher as the stock price has traded lower despite solid business execution at the company.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED
LARGE CAP VALUE FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Two companies were newly initiated in FLCV at good discounts to fair value: St. Jude Medical, the largest pure heart medical devices company. The valuation for St. Jude is very attractive as the company has invested to develop and introduce a new line of cardiovascular products which should provide the next platform for growth. Laboratory Corporation of America is a leading independent medical diagnostic test provider, as well as a formidable factor in the drug development arena through its Covance subsidiary which was acquired in 2015. We know both companies well since they have been held the Champlain mid cap strategy over the past few years.

Industrials & Materials

The sector has underperformed solely due to the poor returns of the large position in Potash Corp. of Saskatchewan. As we have highlighted in previous commentaries, potash is an essential and irreplaceable ingredient in enhancing agricultural crop yields and maintaining the long term productivity of farmlands worldwide. Potash Corp. possesses the largest high-grade reserves in the world, and the company has finished a large capital expenditure program to modernize infrastructure and enhance its productive capacity. The company is financially strong and free cash flow positive, continued to pay a high dividend (which was cut recently to preserve cash and provide strategic flexibility) and is repurchasing shares. The price of potash has decreased in the past few years, as have most commodity prices, blunting near term earnings prospects. In addition, the sagging Canadian dollar has impacted the shares negatively. We believe the stock is substantially undervalued and has exceptional appreciation potential to fair value as potash demand and pricing firm from current levels. We sold the full position in fertilizer Agrium and added to Potash Corp. shares in late 2015, however this move has been counterproductive to date given the share price weakness in Potash. We will continue to stay patient since we see material upside to fair value in the company’s shares. In the Industrial sector, we trimmed the position in General Electric by almost half as the shares appreciated sharply after a good earnings report, reducing the discount to fair value. General Electric continues to shed non-industrial businesses, including financial and real estate subsidiaries accumulated in the Jack Welch years, at what appears to be an advantageous time. Proceeds will be used to reinvest in its leading industrial assets, and to return capital to shareholders in dividends and share repurchases.

Technology

The sector continued to be an underperformer in the portfolio, influenced most by woes at our largest holding QUALCOMM – a company which is experiencing cellphone licensing problems in Asia and near term stagnation in earnings growth. Along with IBM and Oracle, the three companies sport low earnings multiples, have low earnings expectations, generate

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LARGE CAP VALUE FUND
SHAREHOLDERS’ LETTER
(Unaudited)

huge free cash flow and return copious money to investors with solid dividends and share buybacks; yet their share prices continue to trend lower. Little has to go right in their business prospects in order to see a positive re-rating of their valuation.

What has “worked” in the sector and the types of companies we own are 180-degrees apart. In contrast to our “dead money” choices (to date at least), investors once again are deeply enamored with high multiple “new tech” companies (such as the FANGs) for which they are paying astronomical earnings multiples in the belief that their future growth will be very high and assured for years to come. While experience shows that it is exceptionally hard to assess prospects for companies even in the near term, investors in “new tech” appear to be able to peer deep into the future and see unbounded opportunity for which they pay dearly today. Have we not learned anything from the brutal experiences of past market episodes?

eBay finalized the separation of the company into two parts in July: eBay, the traditional internet auction platform, as well other assets such as StubHub; and PayPal Holdings, the internet-based digital and mobile payments and transactions platform. We chose to focus on owning PayPal by increasing the position size, while selling eBay in full.

Telecommunication Services

Our telecomm holdings, AT&T and Verizon Communications, are a source of positive returns – providing high dividend yields and share price stability in an increasingly volatile stock market environment. Both companies are working to effectively assimilate recent acquisitions which should improve returns in the future. We added to both holdings during the past six months on share weakness.

Final Thoughts

The Federal Reserve (Fed) has done it again: fomenting the third financial bubble since the late 1990s with profligate zero-interest rate monetary policy lasting almost 7 years. A new generation of equity investors has grown up in this 0% rate world with the firm, but mistaken, conviction that “the Fed has your back” – i.e., the Fed will always arrange policy in an accommodative way should negative financial market turmoil erupt. The marginal impact of supportive Fed policy has been waning for the past two years while investors, up until recently, have been moving further out on the risk curve in search of potentially higher asset returns. In fact, over the past few years 0% monetary policy has forced even many would-be savers who may have been content to own 2-3% CDs at the bank into more active and risky investments in search of higher returns. With the Fed now effectively having “run out of bullets” and unable to provide impactful market-supportive stimulus, investors are facing an environment of fully valued financial assets and slowing economic growth. As a

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED
LARGE CAP VALUE FUND
SHAREHOLDERS’ LETTER
(Unaudited)

result, markets have become more volatile and valid corporate earnings growth concerns are surfacing. We expect investor complacency and confidence will be tested as expectations of forward asset returns adjust to a lower growth reality. We feel the FLCV is well positioned to thrive and take advantage of the opportunities presented in an environment in which stock valuations are more realistic, and in which the focus on individual stock prospects rather than macro factors becomes more rewarding.

The Champlain All Cap Fund changed its name to the Champlain Focused Large Cap Value Fund and the benchmark to the Russell 1000 Value Index in November of 2015. Champlain did not significantly change the general investment policy or approach of the Fund. We believe that the name change better reflects the actual holdings of the Fund and this market capitalization range is where management can add the most value. Since the inception of the Fund, typically greater than 80% of the portfolio has been invested in companies with market capitalizations exceeding $10 billion.

We thank you for entrusting the management of your assets to us as fellow shareholders.

Sincerely,

Van Harissis, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve its stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Introduction

Champlain’s Emerging Markets Fund strategy returned +1.5%, net of fees, during the reporting period, September 30, 2015 to January 31, 2016. This compares favorably to the benchmark, the MSCI Emerging Markets index, which returned -5.9% during the same period.

Performance for the periods ending January 31, 2016

			Since Fund’s Inception†
	6 months	1-year	Annualized	Cumulative*
CIPDX	-11.35%	-19.26%	-19.21%	-25.73%
MSCI Emerging Markets Index	-16.96%	-20.91%	-22.65%	-30.15%

†	Champlain Emerging Markets Fund inception date: 09/08/14
*	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

The strategy benefitted from both stock selection and country selection. Stock selection provided the bulk of the outperformance during the period. Our bias toward high quality businesses leveraged to consumption trends, at the expense of commodity producers and companies over burdened by government regulation, benefitted the strategy’s relative returns. In addition to stock selection, country selection is a key part of our investment process and allows us to express our country views through portfolio positioning. Generally, we’ve been overweight commodity users, countries with low levels of debt and reform minded governments. While our country views can change, we don’t anticipate material changes to our country positioning in the near term.

The two biggest contributors to the emerging market (EM) slowdown, China and commodity prices, don’t appear to be letting up. China’s industrial recession, combined with a strong U.S. dollar, has left many commodity prices near decade lows. Countries that rely heavily on commodity exports to fund social programs (Brazil, Nigeria, Saudi Arabia, Russia and South Africa) are faced with slowing economic growth and limited fiscal flexibility to support local economies. Normally, central banks would provide some relief through looser monetary policy, but weakening local currencies tend to result in rising inflation, which limit policy options for central banks. Central banks can either defend the local currency (limits inflation

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MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

but growth slows as liquidity tightens) or defend growth (lower interest rates but inflation rises/local currency depreciates). Except for the fixed rate currency regimes and Mexico, many central banks were actively defending the local currency early in the cycle, but as defending the currency proved futile, central banks have backed off and let market forces dictate appropriate exchange rates. The risk in doing so is that the local currency continues depreciating, inflation spikes and economic growth slows further. This negative feedback loop is destructive and can only be broken through political and economic reforms that encourage long term foreign and domestic investment. Unfortunately, only a handful of EM governments have the political will to implement such reforms, and most simply fall back to previous populist and nationalistic policies that, over time, doesn’t work. Therefore, our portfolio is overweight countries such as Mexico, the Philippines, India and Indonesia that we believe are on a credible path to enacting positive and meaningful political and economic reforms.

ASIA

China

Despite the well documented economic slowdown, China was the Fund’s largest contributor to performance during the period, contributing nearly 300bps of relative performance. The outperformance was attributable to our stock selection within consumer discretionary, information technology and financial services. Chinese manufacturing has been in recession for some time and is likely in depression given deeply embedded deflationary pressure and our performance benefitted by having limited exposure to these segments of the economy. However, there are pockets of the Chinese economy, such as consumer spending, healthcare and service oriented technology, that continue to grow at a relatively fast pace. The portfolio has a number of holdings leveraged to these sectors, including Alibaba Group Holding ADR (the largest contributor to relative performance), Tencent Holdings, and JD.com ADR, which are the preferred distribution platforms benefiting from resilient Chinese consumer spending trends. Valuations now reflect some slowing, but we believe these brands are durable given how deeply embedded these service companies are in daily Chinese life.

Although a slight negative contributor during the period, we believe recently purchased Dali Foods Group, which has a portfolio of well-known food and beverage brands, has a differentiated growth strategy that will enable the company to continue taking market share from competitors. Rather than focusing on one product category, we like Dali’s approach that is more diversified and more dynamic than the traditional food and beverage companies in China because Dali can respond to changing consumer preferences quicker than its peers.

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SHAREHOLDERS’ LETTER
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We also took advantage of a pullback to an attractive valuation to initiate a position in Sands China, the largest casino operator in Macau. Since inclusion in the portfolio, the stock has positively contributed to our relative performance. Gross gaming revenue in Macau has been in a two year slump, as government policies intended to fight corruption have adversely impacted growth. During the downturn, the company focused on improving efficiency, which we believe will result in structurally higher operating margins once gaming revenue stabilizes. While we wait for Macau’s gross gaming revenue to stabilize, the company is committed to paying its 7% dividend yield.

Philippines

Despite only contributing a small amount of relative outperformance during the review period, the Philippines remains a long time favorite market in Asia. The Philippine economy benefits from business processing outsourcing (BPO), overseas remittances and tourism. Further, low levels of debt, strong consumption trends and a reform minded government are additional positive attributes. Jollibee Foods, a quick service restaurant operator, is a primary beneficiary of strong consumer spending and was the top relative contributor to performance in the Philippines.

We added two new positions: D&L Industries and Security Bank. D&L Industries is a family owned food ingredient, specialty chemical and plastics company that has a history of growth, product innovation and long standing customer relationships with the top Philippine food and beverage companies. Most revenue is derived from domestic customers, but we are excited about the company’s prospects for international expansion. Security Bank was added to the portfolio after the stock corrected from all-time highs early in the year. We like the company’s niche positioning within a crowded Philippines banking sector. The company’s focus is serving the mass affluent Filipino-Chinese community, which is an attractive demographic in the Philippines. Additionally, the bank has the best return and efficiency ratios of all the Philippine banks. Subsequent to our purchase, Mitsubishi UFJ Financial Group, Japan’s biggest bank, bought a 20% stake in Security Bank at a healthy premium to our purchase price.

South Korea

Similar to China, we believe the South Korean economy is running at two speeds. Much of the export sector, including steel, ship building, autos and tech hardware, is in recession, while the consumer and healthcare sectors are seeing above trend growth. The Fund is underweight the benchmark, largely because we don’t own the big auto companies, conglomerates or Samsung Electronics. However, we own several consumer companies with durable brands, including Orion and NAVER, both of which were large contributors to our

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SHAREHOLDERS’ LETTER
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overall relative outperformance during the period. We also added LIG Nex1 during the review period, which is a defense company that was spun out of a larger conglomerate in South Korea and recently taken public. LIG Nex1 has a strong portfolio of defense capabilities with a backlog that provides revenue visibility for the next several years. Defense spending in Korea is expected to increase 10%+ per year for the next decade with several important defense programs now under contract, including a missile defense shield intended to address the growing tensions with North Korea.

Indonesia

Indonesia’s economy holds great promise but has stumbled over the last few years as a current account deficit and budget deficit resulted in a weakening currency. Economic growth slowed, inflation soared and the political picture was messy. In late 2014, a relative newcomer to the political scene in Indonesia, Joko Widodo (known as Jokowi), was elected President. Indonesia has a fragmented political party system with various constituents all jockeying for the best deal, which did not help in the first few months in office, as the opposition parties strengthened against Jokowi. However, the story began to change in the middle of 2015, as two important events unfolded. First, Indonesia is a commodity exporter, but oil importer (actually Indonesia is the only OPEC country that imports oil). This meant that Indonesia felt the negative impacts of commodity price declines from 2013 to mid-2015 but also had to import relatively expensive oil. As oil prices began to decline, the twin deficits started to look more manageable, alleviating some of the pressure on the local currency. Second, Jokowi began building political momentum as opposition parties began to provide support after an important cabinet shakeup in 2015. This allowed Jokowi to introduce a number of reform programs that we find encouraging. Fiscal spending also increased meaningfully in the second half of 2015, which provided much needed support to a weakening growth picture.

While Indonesia is by no means out of the woods, we are encouraged by government action and as such began adding to our Indonesia exposure in late 2015. Specifically we added Astra International, the largest automobile and motorcycle distributor in Indonesia. Astra International gets about 75% of revenue from auto (4W and 2W) and auto related businesses. After auto sales declined ~20% in 2015, we expect a brighter outlook as we believe there is pent up demand. Additionally, consumers have limited debt and the central bank has the potential to loosen monetary policy. Importantly, Astra International is a domestic focused auto company and auto sales in Indonesia are relatively uncorrelated to the global auto market. The Fund also holds positions in PT Matahari Department Store, the dominant retail store chain, and Indofood, the dominant noodle company. Both positions contributed to our relative outperformance during the review period.

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SHAREHOLDERS’ LETTER
(Unaudited)

India

President Modi was elected in 2014 with overwhelming popularity and a reformist agenda that captured the attention of investors. However, implementation is proving challenging. Nevertheless, we remain optimistic that tax reform and land acquisition reform will be passed in 2016. Despite our positive longer term thesis on India, our overweight positioning negatively contributed to our relative performance. Tata Motors and Motherson Sumi both rebounded sharply during the period from oversold levels. We used the rebound to exit both positions. We are concerned that the tailwinds (China auto demand, low global interest rates and declining gas prices) supporting global auto sales are beginning to reverse and will turn to headwinds over the next few years. In addition, Motherson Sumi’s largest customer, Volkswagen, is embroiled in an emissions cheating scandal, further clouding the outlook. These positive contributors to performance were offset by declines in Bharat Forge and Axis Bank. Bharat Forge has exposure to the U.S. oil and gas services industry, which is adjusting to lower oil prices and Axis Bank, the 3rd largest private bank in India, is in the midst of a negative credit cycle. The weakness in bank stocks is opening up an attractive long term opportunity in India and we expect to take advantage of the pullback over the coming months.

We initiated a new position in Divis’s Laboratories, a healthcare company that should benefit from rising global drug development costs. Divi’s supplies niche active pharmaceutical ingredients (APIs) for pain management and cough suppressant and has 70% global market share. The company also provides contract research and management services (CRAMS) to the global pharmaceutical industry, which is currently benefiting from the rising cost of drug development. A cash rich balance sheet and free cash flow will likely be used to support growth through tuck in acquisitions that complement the company’s business model.

Latin America

Mexico

Mexico continued to be the lone bright spot in Latin America. We attribute the country’s relative strength to several factors, including further progress in its reform agenda, predictable and transparent central bank actions, increasing consumer confidence, and deep ties with the U.S. economy. While our overweight allocation to Mexico helped the Fund during the review period, stock selection within Mexico generated a notable contribution to overall performance. We had several strong performers during the period. Alsea, a diversified restaurant operator, was our top contributor. In our opinion, Alsea is the best managed restaurant operator in Latin America and is well positioned for further growth both

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SHAREHOLDERS’ LETTER
(Unaudited)

domestically and within the region. We also continue to own Arca Continental, a branded food and beverage company, Grupo Bimbo, a packaged food company, and Banregio Grupo Financiero, a well-run bank with a strong deposit franchise.

During the period, we added Gruma, the global leader in tortilla production. Shares have dramatically appreciated in the last couple of years as the company prioritized improving productivity over growth and the market has recognized the company’s progress. We met with the new management team several times in the last year to better understand the scope of further margin improvement and the resumption of growth initiatives. Shares pulled back during December and we were able to establish a position at a reasonable valuation.

We sold Credito Real during the period, a provider of payroll lending and other financial services. We became increasingly uncomfortable with funding costs in a rising interest rate environment. As Credito Real does not receive customer deposits (the company does not have a banking license in Mexico), we felt the risk for rising funding costs and margin stagnation were increasing, and felt forward estimates were perhaps too optimistic, and not justifying current valuations.

Brazil

During the period we closed the last of our Brazilian holdings, further decreasing our exposure to the country. This liquidation helped our performance as the Brazilian market continued to decrease in value throughout the period. Early in 2015, Joaquim Levy was appointed as the Finance Minister (FM). We were encouraged with what looked like a turn in fiscal policy management with expectations that the economic malaise of the last three years was turning. We held globally competitive, highly profitable companies that we felt would benefit from a weakening of the Brazilian Real. Unfortunately, the gravity of Brazilian populism eventually limited Levy’s efforts and a frustrated Levy eventually resigned. With Levy’s resignation, we increased the discount rate of Brazil, and the valuation of these names no longer justified a position in the portfolio.

Our viewpoint on Brazil remains negative, due to its deepest recession in over 100 years, double digit inflation, double digit interest rates, twin deficits, rising unemployment, consumer confidence at all-time lows, a currency that has depreciated by over 50%, and a sovereign rating downgrade. Further, Brazil is in the midst of a multi-year investigation into government fraud and a potential presidential impeachment.

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MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

CEEMEA

Central & Eastern Europe (CEE)

We maintain select overweight positions in CEE while limiting exposure in Russia and Poland. Generally speaking, we have an optimistic viewpoint concerning most of CEE due to favorable economic trends, such as positive GDP dynamics, very low inflation, floating currencies, net-commodity imports and advantageous trade relations with developed markets. Further, after several years of painful adjustments, the banking sector is quickly improving in CEE as loans denominated in Swiss Francs are converted into local currencies or purged from the system. We initiated a position in Erste Group Bank, a well-capitalized and efficiently run Austrian bank that has meaningful exposure to our most preferred CEE economies. The position was initiated at a depressed price to book value, particularly when viewed versus pre-2008 crisis levels.

Russia and Poland are the exceptions to our largely positive views on the CEE region. Russia remains at risk from both a geopolitical perspective and the impact of recent weakness in oil prices on its economy and currency. Our only exposure in Russia is through Mail.Ru Group GDR, a diversified internet company that now owns VK, the largest social networking site in Russia with over 90m average daily users. Even in a challenging economy, we like VK’s positioning and expect monetization rates to improve going forward. Importantly, the company is also deleveraging its balance sheet and is expected to be a net cash position shortly.

While we view Polish economics as generally favorable, Poland’s newly elected Law and Justice Party has recently reoriented the county toward populism, higher taxes and more state welfare. We consider the recent change in government to be sharply negative, and several steps backwards from what was previously viewed as the darling of the post-Soviet era. We have no exposure in Poland.

Middle East (ME)

Our exposure to the Middle East was a small negative contributor to our relative performance during the review period. Specifically, Commercial International Bank and EDITA Food Industries, in Egypt were negative contributors during the period. We exited both positions because we felt the growing regional tensions would put further pressure on an economy that was only beginning to show signs of improvement. In this case, our macro analysis trumped company specific analysis. From a regional perspective, we see growing regional tensions, oil dependency, currency depreciation risk, and external funding risks all contributing to a challenging environment in the Middle East. Because of these risks, we ended the period with no exposure to the region.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
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SHAREHOLDERS’ LETTER
(Unaudited)

Africa

The major economies of Africa (South Africa and Nigeria), are commodity dependent, and continue to suffer from negative pricing trends and currency devaluations. We remained inactive in Africa during the period, holding zero exposure to Sub-Saharan African equities. Our decision to remain clear of South Africa during the period resulted in a positive relative contribution to performance.

South Africa’s recent economic trends are weak, with 1% GDP growth, ~4% inflation, twin deficits, 25% unemployment, and a substantially depreciated currency. In addition, the ratings agencies have started the process of downgrading South Africa’s debt to junk, which we expect will continue pressuring the currency. Furthermore, South Africa suffers from a lack of strong leadership, a penchant for promulgating populist policies, and severe electricity/infrastructure shortages. We expect weakness in South Africa to persist for the foreseeable future.

Nigeria’s new President Buhari invokes hope for a better tomorrow, but the scope of corruption from past administrations looks insurmountable. This, combined with a heavy dependency on oil and an ongoing war with Boko Haram, dims the investment outlook for the country. We believe Nigeria requires a major structural overhaul, which could take several years to plan and implement.

Final Thoughts

Clearly emerging markets are going through a painful economic adjustment process post the commodity super cycle. The seemingly endless demand for commodities from China resulted in massive global economic imbalances that are now being reversed. As politicians curried favor with local constituents, the commodity windfall was used to build large populist states. In some cases, government employees would receive 15%-20% pay raises each year and other energy related costs were heavily subsidized, such that gas prices never increased and utility bills never fully reflected market prices. Meanwhile, large foreign exchange reserves were built up and reinvested in global equities and U.S. Treasuries which provided positive reinforcement keeping the cycle going. Now that economic growth in China is slowing and the commodity super cycle has ended, we are in the midst of the largest rebalancing ever in the global economy. Given emerging markets account for over 50% of world GDP, it should be no surprise that global growth is slowing. With most of the world’s largest economies stuck in below trend economic growth, we don’t expect global growth to suddenly accelerate. Consequently, we expect global interest rates to remain low and volatility to remain high. Despite these risks, we remain committed to constructing a portfolio of durable franchises that generate high returns on capital run by capable and

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

sincere management teams. If we can buy these types of businesses at reasonable valuations, we believe that over time this will grow wealth.

We are grateful for the privilege to manage a portion of your portfolio.

Sincerely,

Russell E. Hoss, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve its stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
(Unaudited)

DEFINITION OF THE COMPARATIVE INDICES

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1,000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2016
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Endurance Specialty Holdings	2.79%
CST Brands	2.73%
Integra LifeSciences Holdings	2.72%
TreeHouse Foods	2.68%
Allied World Assurance Company Holdings	2.63%
UMB Financial	2.55%
Wolverine World Wide	2.47%
CLARCOR	2.45%
John Wiley & Sons, Cl A	2.23%
Blackbaud	2.13%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2016
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

J.M. Smucker	3.30%
Flowers Foods	3.18%
St. Jude Medical	3.10%
Endurance Specialty Holdings	2.77%
Allied World Assurance Company Holdings	2.74%
Red Hat	2.57%
SolarWinds	2.51%
Rockwell Automation	2.46%
Dover	2.40%
Commerce Bancshares	2.35%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED
LARGE CAP VALUE FUND
JANUARY 31, 2016
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Philip Morris International	5.69%
Wal-Mart Stores	5.22%
Berkshire Hathaway, Cl B	5.11%
Diageo ADR	4.99%
American International Group	4.92%
US Bancorp	4.45%
Johnson & Johnson	4.40%
Express Scripts Holding	3.84%
QUALCOMM	3.51%
Potash Corp. of Saskatchewan	3.44%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
January 31, 2016
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Tencent Holdings	4.00%
AIA Group	3.32%
Arca Continental	2.78%
Alibaba Group Holding ADR	2.73%
Universal Robina	2.64%
Techtronic Industries	2.53%
Nemak	2.42%
GT Capital Holdings	2.22%
Sun Pharmaceutical Industries	2.16%
Nexteer Automotive Group	2.16%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

COUNTRY ALLOCATION**

China	14.84%
Mexico	14.26%
India	14.02%
Philippines	12.31%
South Korea	10.17%
Indonesia	6.37%
United States	6.12%
Hong Kong	5.85%
Taiwan	2.11%
Vietnam	1.99%
Malaysia	1.88%
Macau	1.83%

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
January 31, 2016
(Unaudited)

COUNTRY ALLOCATION — continued

Thailand	1.77%
Austria	1.72%
Russia	1.52%
Peru	1.13%
Japan	1.09%
Hungary	1.02%

**Percentages are based on total investments.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2016
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.9%
	Shares	Value
CONSUMER DISCRETIONARY — 8.8%
CST Brands	845,000	$32,735,300
El Pollo Loco Holdings*	545,000	6,605,400
Hibbett Sports*	305,000	9,808,800
John Wiley & Sons, Cl A	640,000	26,752,000
Wolverine World Wide	1,750,000	29,592,500

		105,494,000

CONSUMER STAPLES — 9.7%
B&G Foods	515,000	18,756,300
Boston Beer, Cl A*	100,000	17,925,000
Casey’s General Stores	55,000	6,640,700
Elizabeth Arden*	250,000	2,000,000
Fresh Market*	1,030,000	19,734,800
Lancaster Colony	6,545	665,496
Snyder’s-Lance	570,000	17,994,900
TreeHouse Foods*	405,000	32,140,800

		115,857,996

ENERGY — 1.1%
Denbury Resources*	3,205,000	4,999,800
Forum Energy Technologies*	750,000	8,407,500

		13,407,300

FINANCIALS — 21.9%
Allied World Assurance Company Holdings	860,000	31,467,400

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2016
(Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
Argo Group International Holdings	345,000	$19,606,350
Bryn Mawr Bank	405,000	10,623,150
Community Bank System	415,000	15,620,600
CVB Financial	1,095,000	16,764,450
Endurance Specialty Holdings	540,000	33,442,200
Financial Engines	825,000	22,250,250
First Financial Bankshares	515,000	13,451,800
German American Bancorp	98,000	3,118,360
Independent Bank	245,000	11,198,950
James River Group Holdings	33,300	1,129,536
Navigators Group*	150,000	13,141,500
NBT Bancorp	185,000	4,791,500
Prosperity Bancshares	330,000	13,992,000
Stock Yards Bancorp	195,000	7,620,600
UMB Financial	650,000	30,485,000
Washington Trust Bancorp	335,000	13,219,100

		261,922,746

HEALTH CARE — 18.9%
Aceto	335,000	7,654,750
Cantel Medical	260,000	15,436,200
Cardiovascular Systems*	715,000	6,041,750
Cepheid*	765,000	22,529,250
CONMED	235,000	8,680,900
Globus Medical, Cl A*	565,000	14,096,750
Halyard Health*	235,000	5,828,000
ICU Medical*	150,000	14,437,500
Insulet*	495,000	16,424,100
Integra LifeSciences Holdings*	530,000	32,568,500
Masimo*	440,000	16,170,000
Medidata Solutions*	430,000	18,373,900
NuVasive*	415,000	19,139,800
Omnicell*	565,000	15,814,350
Owens & Minor	200,000	6,930,000
Phibro Animal Health, Cl A	160,000	5,368,000

		225,493,750

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2016
(Unaudited)

COMMON STOCK — concluded
	Shares	Value
INDUSTRIALS — 17.2%
Actuant, Cl A	675,000	$15,714,000
Brady, Cl A	870,000	19,522,800
CLARCOR	625,000	29,287,500
Esterline Technologies*	150,000	11,806,500
Gorman-Rupp	220,000	5,592,400
John Bean Technologies	132,000	6,046,920
Landstar System	120,000	6,889,200
Lydall*	390,000	11,017,500
Raven Industries	600,000	9,006,000
RBC Bearings*	320,000	18,985,600
Ritchie Bros Auctioneers	555,000	12,698,400
Standex International	185,000	13,360,700
TriMas*	1,205,000	20,834,450
Woodward	530,000	24,480,700

		205,242,670

INFORMATION TECHNOLOGY — 15.3%
Blackbaud	415,000	25,514,200
CommVault Systems*	282,000	10,580,640
Fleetmatics Group*	200,000	8,682,000
Guidewire Software*	330,000	18,163,200
LogMeIn*	465,000	24,291,600
Mentor Graphics	545,000	9,472,100
NIC	550,000	10,884,500
PROS Holdings*	760,000	9,332,800
Qlik Technologies*	360,000	9,014,400
Qualys*	895,000	23,261,050
SPS Commerce*	135,000	8,812,800
WEX*	345,000	25,050,450

		183,059,740

MATERIALS — 3.0%
H.B. Fuller	270,000	10,049,400
Innospec	305,000	15,204,250
Sensient Technologies	170,000	10,143,900

		35,397,550

TOTAL COMMON STOCK (Cost $1,073,179,958)		1,145,875,752

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2016
(Unaudited)

CASH EQUIVALENTS — 4.3%**
	Shares	Value
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.120%	21,830,174	$21,830,174
Fidelity Treasury Portfolio, Cl I, 0.160%	29,600,097	29,600,097

TOTAL CASH EQUIVALENTS (Cost $51,430,271)		51,430,271

TOTAL INVESTMENTS — 100.2% (Cost $1,124,610,229)		$1,197,306,023

Percentages are based on Net Assets of $1,194,432,438.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2016.
Cl — Class

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2016
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.7%
	Shares	Value
CONSUMER DISCRETIONARY — 9.7%
Advance Auto Parts	60,000	$9,123,000
Cabela’s*	300,000	12,621,000
CST Brands	305,000	11,815,700
John Wiley & Sons, Cl A	225,000	9,405,000
Panera Bread, Cl A*	30,000	5,820,000
Sally Beauty Holdings*	385,000	10,610,600
Tupperware Brands	150,000	6,964,500

		66,359,800

CONSUMER STAPLES — 15.0%
Flowers Foods	1,055,000	21,669,700
J.M. Smucker	175,000	22,456,000
McCormick	140,000	12,315,800
Mead Johnson Nutrition, Cl A	165,000	11,960,850
Molson Coors Brewing, Cl B	110,000	9,952,800
TreeHouse Foods*	173,700	13,784,832
Whole Foods Market	355,000	10,405,050

		102,545,032

ENERGY — 3.0%
Core Laboratories	100,000	9,840,000
Denbury Resources*	1,640,000	2,558,400
Frank’s International	555,000	8,119,650

		20,518,050

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2016
(Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 15.7%
Allied World Assurance Company Holdings	510,000	$18,660,900
Arthur J. Gallagher	345,000	12,985,800
Commerce Bancshares	389,000	15,999,570
Cullen/Frost Bankers	260,000	12,443,600
Endurance Specialty Holdings	305,000	18,888,650
Northern Trust	250,000	15,520,000
Prosperity Bancshares	290,100	12,300,240

		106,798,760

HEALTH CARE — 19.9%
Align Technology*	155,000	10,251,700
C.R. Bard	59,000	10,812,930
Cepheid*	380,000	11,191,000
Cooper	90,000	11,803,500
Edwards Lifesciences*	125,000	9,776,250
Laboratory Corporation of America Holdings*	125,000	14,043,750
Mettler-Toledo International*	16,000	5,005,600
Sirona Dental Systems*	125,000	13,286,250
St. Jude Medical	400,000	21,144,000
STERIS	135,000	9,347,400
Teleflex	75,000	10,176,750
Waters*	75,000	9,090,750

		135,929,880

INDUSTRIALS — 15.1%
Actuant, Cl A	225,000	5,238,000
CLARCOR	190,000	8,903,400
Donaldson	300,000	8,454,000
Dover	280,000	16,366,000
Fastenal	220,000	8,923,200
IDEX	80,000	5,800,800
Parker-Hannifin	140,000	13,602,400
Rockwell Automation	175,000	16,724,750
Westinghouse Air Brake Technologies	60,000	3,837,000
W.W. Grainger	75,000	14,751,750

		102,601,300

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2016
(Unaudited)

COMMON STOCK — concluded
	Shares	Value
INFORMATION TECHNOLOGY — 17.7%
Ansys*	125,000	$11,023,750
Fortinet*	250,000	7,035,000
Guidewire Software*	150,000	8,256,000
PTC*	455,000	13,472,550
Red Hat*	250,000	17,512,500
SolarWinds*	285,000	17,085,750
Splunk*	220,000	10,183,800
Synopsys*	125,000	5,362,500
WEX*	205,000	14,885,050
Workday, Cl A*	135,000	8,506,350
Xilinx	145,000	7,289,150

		120,612,400

MATERIALS — 1.6%
AptarGroup	150,000	10,935,000

TOTAL COMMON STOCK (Cost $642,223,848)		666,300,222

CASH EQUIVALENTS — 2.2%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.120%	14,667,567	14,667,567
Fidelity Treasury Portfolio, Cl I, 0.160%	222,876	222,876

TOTAL CASH EQUIVALENTS (Cost $14,890,443)		14,890,443

TOTAL INVESTMENTS — 99.9% (Cost $657,114,291)		$681,190,665

Percentages are based on Net Assets of $681,979,478.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2016.
Cl — Class

The accompanying notes are an integral part of the financial statements.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED
LARGE CAP VALUE FUND
JANUARY 31, 2016
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK‡ — 98.5%
	Shares	Value
CONSUMER STAPLES — 25.1%
Coca-Cola	3,500	$150,220
CVS Health	1,800	173,862
Diageo ADR	3,300	355,311
Nestle ADR	1,800	132,732
Philip Morris International	4,500	405,045
Unilever ADR	4,500	199,215
Wal-Mart Stores	5,600	371,616

		1,788,001

ENERGY — 11.5%
BP ADR	6,000	194,220
Cameco	13,000	157,820
Devon Energy	2,000	55,800
Hess	1,600	68,000
National Oilwell Varco	3,800	123,652
Suncor Energy	9,500	223,725

		823,217

FINANCIALS — 21.5%
American Express	3,100	165,850
American International Group	6,200	350,176
Berkshire Hathaway, Cl B*	2,800	363,356
Chubb	2,000	226,140
M&T Bank	1,000	110,180

The accompanying notes are an integral part of the financial statements.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED
LARGE CAP VALUE FUND
JANUARY 31, 2016
(Unaudited)

COMMON STOCK‡ — concluded
	Shares	Value
FINANCIALS — continued
US Bancorp	7,900	$316,474

		1,532,176

HEALTH CARE — 16.6%
Baxter International	3,000	109,800
Express Scripts Holding*	3,800	273,106
GlaxoSmithKline ADR	3,500	144,515
Johnson & Johnson	3,000	313,320
Laboratory Corp of America Holdings*	1,100	123,585
St. Jude Medical	4,200	222,012

		1,186,338

INDUSTRIALS — 4.2%
Deere	1,600	123,216
General Electric	6,000	174,600

		297,816

INFORMATION TECHNOLOGY — 11.4%
International Business Machines	950	118,551
Oracle	4,500	163,395
PayPal Holdings*	4,000	144,560
PTC*	4,500	133,245
QUALCOMM	5,500	249,370

		809,121

MATERIALS — 3.4%
Potash Corp. of Saskatchewan	15,000	244,500

TELECOMMUNICATION SERVICES — 4.8%
AT&T	5,000	180,300
Verizon Communications	3,200	159,904

		340,204

TOTAL COMMON STOCK (Cost $7,951,312)		7,021,373

The accompanying notes are an integral part of the financial statements.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED
LARGE CAP VALUE FUND
JANUARY 31, 2016
(Unaudited)

CASH EQUIVALENT — 1.3%**
	Shares	Value
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.120% (Cost $92,341)	92,341	$92,341

TOTAL INVESTMENTS — 99.8% (Cost $8,043,653)		$7,113,714

Percentages are based on Net Assets of $7,128,867.
‡ More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2016.
ADR — American Depositary Receipt
Cl — Class

The accompanying notes are an integral part of the financial statements.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2016
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.9%
	Shares	Value
AUSTRIA — 1.8%
Erste Group Bank*	1,600	$46,477

CHINA — 15.1%
3SBio (A)*	20,000	24,033
Alibaba Group Holding ADR*	1,100	73,733
Baidu ADR*	150	24,491
Dali Foods Group (A)*	70,000	34,187
JD.com ADR*	1,900	49,457
Shenzhou International Group Holdings	9,800	53,271
Sihuan Pharmaceutical Holdings Group (B)	66,000	33,395
Tencent Holdings	5,700	107,966

		400,533

HONG KONG — 6.0%
AIA Group	16,000	89,586
Techtronic Industries	18,000	68,357

		157,943

HUNGARY — 1.0%
OTP Bank	1,300	27,598

INDIA — 14.3%
Axis Bank	5,400	32,695
Britannia Industries	900	35,804
Divi’s Laboratories	3,200	54,012
Fortis Healthcare*	10,000	26,297

The accompanying notes are an integral part of the financial statements.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2016
(Unaudited)

COMMON STOCK — continued
	Shares	Value
INDIA — continued
Godrej Consumer Products	1,400	$25,265
HDFC Bank	3,020	55,014
Infosys ADR	3,000	53,730
Nestle India	460	37,192
Sun Pharmaceutical Industries	4,500	58,248

		378,257

INDONESIA — 6.5%
Astra International	90,000	42,736
Indofood CBP Sukses Makmur	42,000	44,636
PT Bank Rakyat Indonesia Persero	50,000	41,204
PT Matahari Department Store	37,000	43,443

		172,019

JAPAN — 1.1%
Nexon	1,800	29,315

MACAU — 1.9%
Sands China	14,000	49,450

MALAYSIA — 1.9%
IHH Healthcare	32,000	50,643

MEXICO — 14.5%
Alsea	15,000	53,292
Arca Continental	12,500	75,092
Banregio Grupo Financiero	9,024	42,499
Gruma, Cl B	2,000	30,147
Grupo Aeroportuario del Centro Norte, Cl B	5,500	25,557
Grupo Bimbo, Ser A*	17,000	47,472
Grupo Herdez	19,000	45,547
Nemak (A)	51,000	65,234

		384,840

PERU — 1.1%
Credicorp	300	30,408

The accompanying notes are an integral part of the financial statements.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2016
(Unaudited)

COMMON STOCK — concluded
	Shares	Value
PHILIPPINES — 12.5%
Ayala	3,000	$43,013
D&L Industries	340,000	57,796
GT Capital Holdings	2,200	59,895
Jollibee Foods	12,800	55,356
Security Bank	15,000	44,848
Universal Robina	17,500	71,281

		332,189

RUSSIA — 1.6%
Mail.Ru Group GDR*	1,900	41,040

SOUTH KOREA — 10.3%
CJ E&M*	420	32,265
Hanmi Pharmaceuticals*	51	29,820
LG Household & Health Care	50	41,724
LIG Nex1*	420	44,491
NAVER	90	47,524
NCSOFT	210	41,477
Orion	43	37,006

		274,307

TAIWAN — 2.1%
Taiwan Semiconductor Manufacturing	13,000	56,806

THAILAND — 1.8%
Thai Beverage	100,000	47,733

UNITED STATES — 4.4%
Nexteer Automotive Group	56,000	58,212
Yum! Brands	800	57,896

		116,108

VIETNAM — 2.0%
Bank for Foreign Trade of Vietnam	28,900	53,822

TOTAL COMMON STOCK (Cost $2,679,821)		2,649,488

The accompanying notes are an integral part of the financial statements.

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2016
(Unaudited)

RIGHTS — 0.0%
	Number Of Rights/Shares	Value
MEXICO — 0.0%
Arca Continental, Expires 2/18/2016*	670	$—

TOTAL RIGHTS (Cost $–)		—

CASH EQUIVALENT — 1.9%**
Morgan Stanley Institutional Liquidity Funds - Prime, Cl I, 0.100% (Cost $48,958)	48,958	48,958

TOTAL INVESTMENTS — 101.8% (Cost $2,728,779)		$2,698,446

Percentages are based on Net Assets of $2,652,031.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2016.

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(B) Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of January 31, 2016, was $33,395 and represented 1.3% of net assets.

ADR — American Depositary Receipt
Cl — Class
GDR — Global Depositary Receipt
Ser — Series

The accompanying notes are an integral part of the financial statements.

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2016
(Unaudited)

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at January 31, 2016:

Investments in Securities	Level 1	Level 2‡	Level 3‡‡	Total
Common Stock
Austria	$—	$46,477	$—	$46,477
China	205,901	161,237	33,395	400,533
Hong Kong	—	157,943	—	157,943
Hungary	—	27,598	—	27,598
India	197,498	180,759	—	378,257
Indonesia	—	172,019	—	172,019
Japan	—	29,315	—	29,315
Macau	—	49,450	—	49,450
Malaysia	—	50,643	—	50,643
Mexico	384,840	—	—	384,840
Peru	30,408	—	—	30,408
Philippines	57,796	274,393	—	332,189
Russia	41,040	—	—	41,040
South Korea	106,576	167,731	—	274,307
Taiwan	—	56,806	—	56,806
Thailand	47,733	—	—	47,733
United States	57,896	58,212	—	116,108
Vietnam	53,822	—	—	53,822

Total Common Stock	1,183,510	1,432,583	33,395	2,649,488

Rights	—	—	—	—
Cash Equivalent	48,958	—	—	48,958

Total Investments in Securities	$1,232,468	$1,432,583	$33,395	$2,698,446

‡ Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market changes subsequent to the closing of the exchanges on which these securities trade.
‡‡ Please see Note 2 for details on the unobservable inputs and the interrelationships and sensitivity between these inputs for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

Changes in the classifications between Levels 1 and 2 occurred throughout the period when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of January 31, 2016, securities with a total value $1,432,583 were classified as Level 2 due to the application of the fair value provided by MarkIt. There were no other significant

The accompanying notes are an integral part of the financial statements.

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2016
(Unaudited)

transfers between Level 1 and 2 assets for the period ended January 31, 2016. All other transfers were considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2016
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Focused Large Cap Value Fund	Champlain Emerging Markets Fund
Assets:
Investments, at value (Cost $1,124,610,229, $657,114,291, $8,043,653 and $2,728,779, respectively)	$1,197,306,023	$681,190,665	$7,113,714	$2,698,446
Foreign Currency, at Value (Cost $—, $—, $— and $7,608, respectively)	—	—	—	7,682
Receivable for Capital Shares Sold	1,028,723	1,463,641	—	—
Receivable for Investment Securities Sold	1,465,176	1,869,408	—	—
Receivable for Dividends	405,624	169,399	11,292	1,348
Receivable from Investment Adviser	—	—	303	4,127
Receivable for Dividend Tax Reclaim	—	5,500	—	—
Prepaid Expenses	32,980	34,715	13,946	414

Total Assets	1,200,238,526	684,733,328	7,139,255	2,712,017

Liabilities:
Payable due to Transfer Agent	460,297	252,703	5,433	2,054
Payable due to Distributor	274,767	106,742	1,369	288
Payable due to Administrator	72,572	39,400	402	147
Payable due to Trustees	4,800	2,408	25	8
Chief Compliance Officer Fees Payable	1,964	906	132	3
Payable for Investment Securities Purchased	3,118,516	1,198,872	—	35,758
Payable for Capital Shares Redeemed	875,174	645,602	—	—
Payable due to Investment Adviser	947,577	466,012	—	—
Other Accrued Expenses	50,421	41,205	3,027	21,728

Total Liabilities	5,806,088	2,753,850	10,388	59,986

Net Assets	$1,194,432,438	$681,979,478	$7,128,867	$2,652,031

NET ASSETS CONSIST OF:
Paid-in Capital	$1,098,510,117	$658,446,345	$8,103,983	$3,374,549
Undistributed Net Investment Income (Accumulated Net Investment Loss)	(1,733,052)	75,796	3,976	(22,172)
Accumulated Net Realized Gain (Loss)	24,959,579	(619,037)	(49,153)	(670,070)
Net Unrealized Appreciation (Depreciation) on Investments	72,695,794	24,076,374	(929,939)	(30,333)
Net Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	—	57

Net Assets	$1,194,432,438	$681,979,478	$7,128,867	$2,652,031

The accompanying notes are an integral part of the financial statements.

50	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2016
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES — continued

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Focused Large Cap Value Fund	Champlain Emerging Markets Fund

ADVISOR SHARES:
Net Assets	$1,194,432,438	$498,239,309	$7,128,867	$2,652,031
Shares Issued and Outstanding (unlimited authorization — no par value)	82,568,687	40,254,877	812,501	357,607
Net Asset Value, Offering and Redemption Price Per Share	$14.47	$12.38	$8.77	$7.42

INSTITUTIONAL SHARES:
Net Assets	N/A	$183,740,169	N/A	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	N/A	14,667,312	N/A	N/A
Net Asset Value, Offering and Redemption Price Per Share	N/A	$12.53	N/A	N/A

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

51	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SIX MONTHS ENDED
JANUARY 31, 2016
(Unaudited)

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Focused Large Cap Value Fund	Champlain Emerging Markets Fund†
Investment Income
Dividends	$8,149,321	$4,868,307	$100,309	$4,530
Less: Foreign Taxes Withheld	(28,680)	(49,650)	(2,530)	(402)

Total Investment Income	8,120,641	4,818,657	97,779	4,128

Expenses
Investment Advisory Fees	6,335,348	2,891,883	23,358	10,418
Distribution Fees — Advisor Shares	1,759,817	643,476	9,229	2,142
Transfer Agent Fees	1,166,476	503,318	15,961	9,375
Administration Fees	472,044	242,420	2,476	16,326
Trustees’ Fees	9,080	4,617	47	98
Chief Compliance Officer Fees	3,063	1,599	75	2,408
Printing Fees	49,366	25,881	917	1,230
Professional Fees	42,706	22,118	222	3,702
Custodian Fees	34,772	15,146	2,428	4,740
Registration Fees	15,774	24,965	5,460	16,595
Insurance and Other Expenses	13,319	6,813	197	4,234

Total Expenses	9,901,765	4,382,236	60,370	71,268

Less: Advisory Fees Waived	(41,675)	—	(18,562)	(10,418)
Reimbursement from Advisor	—	—	—	(46,164)
Fees Paid Indirectly(1)	(6,397)	(3,209)	(1)	(1)

Net Expenses	9,853,693	4,379,027	41,807	14,685

Net Investment Income (Loss)	(1,733,052)	439,630	55,972	(10,557)

Net Realized Gain (Loss) on Investments	37,848,581	726,198	(49,052)	(123,497)
Net Realized Loss on Foreign Currency Transactions	—	—	—	(42,028)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(232,111,630)	(75,441,190)	(749,840)	195,128
Net Change in Unrealized Appreciation on Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	—	134

Net Realized and Unrealized Gain (Loss) on Investments	(194,263,049)	(74,714,992)	(798,892)	29,737

Net Increase (Decrease) in Net Assets Resulting from Operations	$(195,996,101)	$(74,275,362)	$(742,920)	$19,180

Amounts designated as “—” are $0.
(1)	See Note 4 in Notes to Financial Statements.
†	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund II Champlain Emerging Markets Fund. Investor Class shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

52	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015
Operations:
Net Investment Loss	$(1,733,052)	$(7,413,541)
Net Realized Gain on Investments	37,848,581	56,488,908
Net Change in Unrealized Appreciation (Depreciation) on Investments	(232,111,630)	113,540,345

Net Increase (Decrease) in Net Assets Resulting from Operations	(195,996,101)	162,615,712

Dividends and Distributions from:
Net Realized Gain	(36,919,240)	(79,707,878)

Total Dividends and Distributions	(36,919,240)	(79,707,878)

Capital Share Transactions(1):
Issued	120,700,894	341,262,734
Reinvestment of Distributions	36,037,529	77,230,970
Redeemed	(240,386,897)	(278,657,781)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(83,648,474)	139,835,923

Total Increase (Decrease) in Net Assets	(316,563,815)	222,743,757

Net Assets:
Beginning of Period	1,510,996,253	1,288,252,496

End of Period (including accumulated net investment loss of $(1,733,052) and $0, respectively)	$1,194,432,438	$1,510,996,253

(1) For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

53	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015
Operations:
Net Investment Income (Loss)	$439,630	$(266,223)
Net Realized Gain on Investments	726,198	79,386,583
Net Change in Unrealized Appreciation (Depreciation) on Investments	(75,441,190)	(7,684,797)

Net Increase (Decrease) in Net Assets Resulting from Operations	(74,275,362)	71,435,563

Dividends and Distributions from:
Net Investment Income:
Institutional Shares	(363,834)	—
Net Realized Gain:
Advisor Shares	(41,584,319)	(54,621,536)
Institutional Shares	(15,163,986)	(14,245,491)

Total Dividends and Distributions	(57,112,139)	(68,867,027)

Capital Share Transactions(1):
Advisor Shares:
Issued	102,011,225	116,267,790
Reinvestment of Distributions	39,595,827	51,753,765
Redeemed	(74,281,311)	(213,239,083)

Increase (Decrease) from Advisor Shares Capital Share Transactions	67,325,741	(45,217,528)

Institutional Shares:
Issued	106,968,231	57,455,656
Reinvestment of Distributions	15,121,450	13,551,923
Redeemed	(55,234,948)	(47,469,402)

Increase from Institutional Shares Capital Share Transactions	66,854,733	23,538,177

Net Increase (Decrease) in Net Assets from Capital Share Transactions	134,180,474	(21,679,351)

Total Increase (Decrease) in Net Assets	2,792,973	(19,110,815)

Net Assets:
Beginning of Period	679,186,505	698,297,320

End of Period (including undistributed net investment income of $75,796 and $0, respectively)	$681,979,478	$679,186,505

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

54	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED
LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015
Operations:
Net Investment Income	$55,972	$86,830
Net Realized Gain (Loss) on Investments	(49,052)	466,271
Net Change in Unrealized Appreciation (Depreciation) on Investments	(749,840)	(528,639)

Net Increase (Decrease) in Net Assets Resulting from Operations	(742,920)	24,462

Dividends and Distributions from:
Net Investment Income	(108,764)	(57,230)
Net Realized Gain	(361,409)	(281,209)

Total Dividends and Distributions	(470,173)	(338,439)

Capital Share Transactions(1):
Advisor Shares:
Issued	204,609	920,742
Reinvestment of Distributions	470,172	338,439
Redeemed	(140,642)	(391,399)

Net Increase in Net Assets from Capital Share Transactions	534,139	867,782

Total Increase (Decrease) in Net Assets	(678,954)	553,805

Net Assets:
Beginning of Period	7,807,821	7,254,016

End of Period (including undistributed net investment income of $3,976 and $56,768, respectively)	$7,128,867	$7,807,821

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

55	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended January 31, 2016 (Unaudited)†	Year Ended September 30, 2015	Period Ended September 30, 2014(1)
Operations:
Net Investment Loss	$(10,557)	$(19,775)	$(1,913)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(165,525)	(511,283)	2,989
Net Change in Unrealized Appreciation (Depreciation) on Investments and Translation of Assets and Liabilities Denominated in Foreign Currency	195,262	(180,587)	(44,951)

Net Increase (Decrease) in Net Assets Resulting from Operations	19,180	(711,645)	(43,875)

Dividends and Distributions from:
Net Investment Income	—	(2,251)	—

Total Dividends and Distributions	—	(2,251)	—

Capital Share Transactions(2):
Advisor Shares:
Issued	249,653	1,127,790	2,070,937
Reinvestment of Distributions	—	2,251	—
Redeemed	(60,009)	—	—

Net Increase in Net Assets from Capital Share Transactions	189,644	1,130,041	2,070,937

Total Increase in Net Assets	208,824	416,145	2,027,062

Net Assets:
Beginning of Period	2,443,207	2,027,062	—

End of Period (including undistributed (distributions in excess of) net investment income/(accumulated net investment loss) of $(22,172), $(11,615) and $1,420, respectively)	$2,652,031	$2,443,207	$2,027,062

(1)	Commenced Operations on September 9, 2014.
(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.
†	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund II Champlain Emerging Markets Fund. Investor Class shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

56	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013		Year Ended July 31, 2012		Year Ended July 31, 2011
Net Asset Value, Beginning of Period	$17.08	$16.05	$16.82	$14.22		$15.35		$12.02

Income (Loss) from Operations:
Net Investment Loss(1)	(0.02)	(0.09)	(0.09)	(0.02)		(0.08)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	(2.17)	2.15	1.06	4.24		0.22		3.38

Total from Operations	(2.19)	2.06	0.97	4.22		0.14		3.33

Dividends and Distributions from:
Net Investment Income	—	—	—	—		—		—
Net Realized Gains	(0.42)	(1.03)	(1.74)	(1.62)		(1.27)		—

Total Dividends and Distributions	(0.42)	(1.03)	(1.74)	(1.62)		(1.27)		—

Net Asset Value, End of Period	$14.47	$17.08	$16.05	$16.82		$14.22		$15.35

Total Return†	(12.98)%	13.04%	5.70%	32.52%		1.38%		27.70%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,194,432	$1,510,996	$1,288,252	$1,095,764		$778,619		$834,360
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.40%*	1.38%	1.36%	1.38	%(2)	1.40	%(2)	1.40	%(2)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.41%*	1.38%	1.36%	1.38%		1.38%		1.38%
Ratio of Net Investment Loss to Average Net Assets	(0.25)%*	(0.54)%	(0.55)%	(0.11)%		(0.52)%		(0.31)%
Portfolio Turnover Rate	18%**	37%	36%	50%		37%		38%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized.
**	Not Annualized.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

57	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015		Year Ended July 31, 2014		Year Ended July 31, 2013	Year Ended July 31, 2012		Year Ended July 31, 2011
Net Asset Value, Beginning of Period	$14.89	$14.92		$14.29		$11.33	$11.78		$9.82

Income (Loss) from Operations:
Net Investment Loss(1)	—	(0.01)		(0.03)		(0.01)	(0.02)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	(1.41)	1.54		1.90		3.51	(0.08	)(2)	2.55

Total from Operations	(1.41)	1.53		1.87		3.50	(0.10)		2.51

Dividends and Distributions from:
Net Investment Income	—	—		—		—	—		—
Net Realized Gains	(1.10)	(1.56)		(1.24)		(0.54)	(0.35)		(0.55)

Total Dividends and Distributions	(1.10)	(1.56)		(1.24)		(0.54)	(0.35)		(0.55)

Net Asset Value, End of Period	$12.38	$14.89		$14.92		$14.29	$11.33		$11.78

Total Return†	(9.78)%	10.65%		13.65%		32.00%††	(0.67	)%††	26.06%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$498,239	$526,649		$568,782		$509,234	$340,611		$213,204
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.29%*	1.29	%(3)	1.30	%(3)	1.30%	1.30%		1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.29%*	1.28%		1.29%		1.30%	1.34%		1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.05%*	(0.09)%		(0.21)%		(0.06)%	(0.20)%		(0.33)%
Portfolio Turnover Rate	23%**	46%		52%		50%	41%		33%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized.
**	Not Annualized.
Amounts designated as “—” are either $0 or round to $0

The accompanying notes are an integral part of the financial statements.

58	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Shares
	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015		Year Ended July 31, 2014		Year Ended July 31, 2013	Year Ended July 31, 2012		Period Ended July 31, 2011(1)
Net Asset Value, Beginning of Period	$15.07	$15.05		$14.37		$11.37	$11.79		$11.08

Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.02	0.02		0.01		0.02	0.01		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(1.44)	1.56		1.91		3.53	(0.08	)(3)	0.72

Total from Operations	(1.42)	1.58		1.92		3.55	(0.07)		0.71

Dividends and Distributions from:
Net Investment Income	(0.02)	—		—		(0.01)	—		—
Net Realized Gains	(1.10)	(1.56)		(1.24)		(0.54)	(0.35)		—

Total Dividends and Distributions	(1.12)	(1.56)		(1.24)		(0.55)	(0.35)		—

Net Asset Value, End of Period	$12.53	$15.07		$15.05		$14.37	$11.37		$11.79

Total Return†	(9.71)%	10.91%		13.94%		32.41%††	(0.41	)%††	6.41	%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$183,740	$152,537		$129,515		$105,152	$63,027		$12,910
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.04%*	1.04	%(4)	1.05	%(4)	1.05%	1.05%		1.05	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.04%*	1.03%		1.04%		1.06%	1.09%		1.19	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.30%*	0.16%		0.04%		0.19%	0.05%		(0.08	)%*
Portfolio Turnover Rate	23%**	46%		52%		50%	41%		33	%‡

†	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Portfolio turnover is for the Fund for the fiscal year ended July 31, 2011.
(1)	Commenced operations on January 3, 2011.
(2)	Per share amount calculated using average shares.
(3)	The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/ redemptions of fund shares.
(4)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized.
**	Not Annualized.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

59	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FOCUSED
LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015	Period Ended July 31, 2014(1)
Net Asset Value, Beginning of Period	$10.36	$10.81	$10.00

Income (Loss) from Operations:
Net Investment Income(2)	0.07	0.12	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(1.04)	(0.09)	0.77

Total from Operations	(0.97)	0.03	0.81

Dividends and Distributions from:
Net Investment Income	(0.14)	(0.08)	—
Net Realized Gains	(0.48)	(0.40)	—

Total Dividends and Distributions	(0.62)	(0.48)	—

Net Asset Value, End of Period	$8.77	$10.36	$10.81

Total Return†	(9.54)%	0.29%	8.10	%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$7,129	$7,808	$7,254
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.14%*	1.15%	1.15	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.64%*	1.88%	2.38	%*
Ratio of Net Investment Income to Average Net Assets	1.52%*	1.14%	0.74	%*
Portfolio Turnover Rate	24%**	38%	16	%††

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	Commenced operations on December 31, 2013
(2)	Per share amount calculated using average shares.
*	Annualized.
**	Not Annualized.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

60	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Period Ended January 31, 2016 (Unaudited)(1)		Year Ended September 30, 2015(1)		Period Ended September 30, 2014(1) (2)
Net Asset Value, Beginning of Period	$7.36		$9.79		$10.00

Income (Loss) from Operations:
Net Investment Loss(3)	(0.03)		(0.07)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.09		(2.35)		(0.20)

Total from Operations	0.06		(2.42)		(0.21)

Dividends and Distributions from:
Net Investment Income	—		(0.01)		—

Total Dividends and Distributions	—		(0.01)		—

Net Asset Value, End of Period	$7.42		$7.36		$9.79

Total Return†	0.82%		(24.75	)%††	(2.10	)%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$2,652		$2,443		$2,027
Ratio of Expenses to Average Net Assets(including waivers and reimbursements/excluding fees paid indirectly)	1.69	%*	1.85%		1.85	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	8.19	%*	14.00%		34.14	%*
Ratio of Net Investment Loss to Average Net Assets	(1.21	)%*	(0.79)%		(1.82	)%*
Portfolio Turnover Rate	39	%**	104%		0	%††

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into the Advisors’ Inner Circle II Champlain Emerging Markets Fund. Investor Class shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.
(2)	Commenced operations on September 9, 2014.
(3)	Per share amount calculated using average shares.
*	Annualized.
**	Not Annualized.
Amounts designated as “—” are either $0 or round to $0.

61	CHAMPLAIN INVESTMENT	PARTNERS

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2016

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with forty-two funds. The financial statements herein are those of the Champlain Small Company Fund, Champlain Mid Cap Fund, Champlain Focused Large Cap Value Fund and Champlain Emerging Markets Fund (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” with the exception of the Champlain Emerging Markets Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Champlain Small Company Fund’s invests in small companies with market capitalization of less than $2.5 billion, the Champlain Mid Cap Fund invests primarily (at least 80% of their net assets) in medium-sized companies with market capitalization of less than $15 billion, the Champlain Focused Large Cap Value Fund invests primarily (at least 80%) in equity securities and the Champlain Emerging Markets Fund invests primarily (at least 80% of its net assets) in equity securities of issuers who are economically tied to an emerging market country. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Champlain Mid Cap Fund also offers Institutional Shares, which commenced operations on January 3, 2011. The Champlain Focused Large Cap Value Fund commenced operations on December 31, 2013. The Champlain Emerging Markets Fund commenced operations on September 9, 2014 as the New Sheridan Developing World Fund (the “Predecessor Fund”), a series of ALPS Series Trust, which reorganized through a transfer of all assets and liabilities to the Champlain Emerging Markets Fund on November 16, 2015. Investor Class Shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Fund. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Champlain Emerging Markets Fund’s financial statements and financial highlights.

Effective November 30, 2015, the Champlain All Cap Fund changed its name to the Champlain Focused Large Cap Value Fund.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies in conformity

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2016

with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2016, the total market value of securities in the Champlain Emerging Markets Fund, valued in accordance with Fair Value Procedures, was $33,395 or 1.3% of net assets.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2016

entire market sector. If Champlain Investment Partners, LLC (the “Adviser”), of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Champlain Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2016

• Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Champlain Emerging Markets Fund	Common Stock
Beginning Balance as of September 30, 2015	$33,664
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in appreciation/ (depreciation)	(269)
Purchases	—
Sales	—
Transfer into Level 3	—
Transfer out of Level 3	—

Ending Balance as of January 31, 2016	$33,395

Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(269)

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of January 31, 2016. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs:

Assets	Fair Value at January 31, 2016	Valuation Technique(s)	Unobservable Input
Common Stock	$33,395	Discount Trade Price	10% Discount Factor

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2016

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the period ended January 31, 2016, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months period ended January 31, 2016, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the six months period ended January 31, 2016, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2016

gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the Schedule of Investments, which is also indicative of activity during the period.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/

67	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2016

or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended January 31, 2016, Small Company Fund, Mid Cap Fund, Focused Large Cap Value Fund and Emerging Markets Fund were charged $472,044, $242,420, $2,476 and $16,326 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the period ended January 31, 2016, the Small Cap Fund earned credits of $6,397, the Mid Cap Fund earned credits of $3,209, the Focused Large Cap Value Fund earned credits of $1 and the Emerging Markets Fund earned credits of $1 which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. as acts as custodian (the “Custodian”) for the Small Cap Fund, Mid Cap Fund and Focused Large Cap Value Fund. MUFG Union Bank, N.A. acts as Custodian for the Emerging Markets Fund. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90%, 0.80%, 0.60% and 1.10% of the Small Company Fund, Mid Cap Fund, Focused Large Cap Value Fund and Emerging Markets Fund’s average daily net assets, respectively. Prior to November 28, 2015, the management fee for the Focused

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2016

Large Cap Value Fund and Emerging Markets Fund was 0.65% and 1.35%, respectively. The Adviser has contractually agreed to limit the total expenses of the Focused Large Cap Value Fund – Advisor Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, Small Company Fund – Advisor Shares and Emerging Markets Fund – Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.10%, 1.30%, 1.05%, 1.40% and 1.60% of the Funds’ respective average daily net assets through November 16, 2017 for the Emerging Markets Fund and November 30, 2016 for the Mid Cap Fund, Small Company Fund and Focused Large Cap Value Fund. Prior to November 28, 2015, the expense cap for Focused Large Cap Value Fund’s Advisor Shares was 1.15% and the expense cap for Emerging Markets Fund’s Advisor Shares was 1.85%. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period.

At January 31, 2016, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until July 31:	Small Company Fund	Mid Cap Fund	Focused Large Cap Value Fund	Emerging Markets Fund
1/31/13-1/31/14	2017	$—	$—	$6,915	$—
1/31/14-1/31/15	2018	—	—	77,109	75,709
1/31/15-1/31/16	2019	41,675	—	35,385	33,088

		$41,675	$—	$119,409	$108,797

6. Share Transactions:

Champlain Small Company Fund	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015
Advisor Shares
Issued	7,533,367	20,363,571
Reinvestment of Distributions	2,316,035	4,677,829
Redeemed	(15,751,243)	(16,842,654)

Net Increase (Decrease) in Shares Outstanding	(5,901,841)	8,198,746

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2016

Champlain Mid Cap Fund	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015
Advisor Shares
Issued	7,260,352	7,806,272
Reinvestment of Distributions	3,057,589	3,614,090
Redeemed	(5,426,969)	(14,166,374)

Net Advisor Shares Capital Share Transactions	4,890,972	(2,746,012)

Institutional Shares
Issued	7,312,212	3,786,151
Reinvestment of Distributions	1,151,759	937,201
Redeemed	(3,920,516)	(3,206,576)

Net Institutional Shares Capital Share Transactions	4,543,455	1,516,776

Net Increase (Decrease) in Shares Outstanding	9,434,427	(1,229,236)

Champlain Focused Large Cap Value Fund	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015
Advisor Shares
Issued	21,887	87,050
Reinvestment of Distributions	51,968	32,249
Redeemed	(14,797)	(37,014)

Net Increase in Shares Outstanding	59,058	82,285

Champlain Emerging Markets Fund	Period Ended January 31, 2016 (Unaudited)†	Year Ended September 30, 2015	Period Ended September 30, 2014††
Advisor Shares
Issued	33,203	124,551	207,105
Reinvestment of Distributions	—	259	—
Redeemed	(7,511)	—	—

Net Increase in Shares Outstanding	25,692	124,810	207,105

† On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into the Advisors’ Inner Circle II Champlain Emerging Markets Fund. Investor Class shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.
†† Commenced operations on September 9, 2014.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2016

7. INVESTMENT TRANSACTIONS:

For the period ended January 31, 2016, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Champlain Small Company Fund	$239,708,845	$350,367,635
Champlain Mid Cap Fund	229,685,643	162,581,518
Champlain Focused Large Cap Value Fund	2,233,458	1,611,762
Champlain Emerging Markets Fund	1,218,529	988,607

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared for the Small Company Fund during the years ended July 31, 2015 and July 31, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2015	$4,189,435	$75,518,443	$—	$79,707,878
2014	21,664,770	88,739,050	—	110,403,820

The tax character of dividends and distributions declared for the Mid Cap Fund during the years ended July 31, 2015 and July 31, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2015	$14,327,207	$54,539,820	$—	$68,867,027
2014	14,934,678	39,750,782	—	54,685,460

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The tax character of dividends and distributions declared for the Focused Large Cap Value Fund during the years ended July 31, 2015 and July 31, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2015	$338,439	$—	$—	$338,439
2014	—	—	—	—

The tax character of dividends and distributions declared for the Emerging Markets Fund during the years ended September 30, 2015 and September 30, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2015	$2,251	$—	$—	$2,251
2014	—	—	—	—

For tax purposes, short term gains are considered ordinary income.

As of July 31, 2015, the components of Distributable Earnings on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Focused Large Cap Value Fund
Undistributed Ordinary Income	$6,563,528	$6,854,372	$201,865
Undistributed Long-Term Capital Gain	19,868,776	49,886,691	216,211
Unrealized Appreciation/(Depreciation)	302,405,356	98,179,571	(180,099)

Other Temporary Differences	2	—	—

Total Distributable Earnings	$328,837,662	$154,920,634	$237,977

As of September 30, 2015, the components of Distributable Earnings on a tax basis were as follows:

Emerging Markets Fund
Accumulated Net Investment Losses	$(504,545)
Unrealized Appreciation/(Depreciation)	(225,539)

Other Temporary Differences	(11,614)

Total Distributable Earnings	$(741,698)

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Capital losses as of September 30, 2015 deferred to the next year were as follows:

	Short-Term	Total Post-Enactment Capital Losses
Emerging Markets Fund	$24,370	$24,370

The Emerging Markets Fund elects to defer to the period ending September 30, 2016, capital losses recognized during the period November 1, 2014 to September 30, 2015 in the amount of $480,175.

The Emerging Markets Fund elects to defer to the period ending September 30, 2016, late year ordinary losses in the amount of $11,614.

For Federal income tax purposes, the cost of securities owned at July 31, 2015 (and September 30, 2015 for the Emerging Markets Fund), and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at January 31, 2016 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Small Company Fund	$1,124,610,229	$205,652,634	$(132,956,840)	$72,695,794
Mid Cap Fund	657,114,291	82,648,626	(58,572,252)	24,076,374
Focused Large Cap Value Fund	8,043,653	227,629	(1,157,568)	(929,939)
Emerging Markets Fund	2,728,779	98,392	(128,725)	(30,333)

9. CONCENTRATION OF RISKS:

Champlain Emerging Markets Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover securities of many issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

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10. OTHER:

At January 31, 2016, 52% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders; 27% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 70% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by five shareholders; 97% of the total shares outstanding of the Focused Large Cap Value Fund Advisor Shares were held by one shareholder; and 79% of the total shares outstanding of the Emerging Markets Fund Advisor Shares were held by three shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. LINE OF CREDIT:

The Mid Cap Fund and Small Company Funds, entered into agreements which enable them to participate in lines of credit with the Custodian. The Mid Cap Fund participates in a $35 million uncommitted, senior secured lines of credit and the Small Company Fund participates in a $65 million uncommitted, senior secured line of credit, which have expiration dates of February 15, 2017. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. As of January 31, 2016, there were no borrowings outstanding.

12. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

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BOARD CONSIDERATIONS IN RE-APPROVING ADVISORY AGREEMENT (Unaudited)

Champlain Small Company Fund

Champlain Mid Cap Fund

Champlain All Cap Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 25, 2015 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the

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Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over

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various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the

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Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

RENEWAL OF THE AGREEMENT

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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Champlain Emerging Markets Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the advisory agreement (the “Agreement”) of the Champlain Emerging Markets Fund (the “Fund”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on August 25, 2015 to decide whether to approve the Agreement for an initial two-year term. At the meeting, the Board also considered the proposed reorganization of the New Sheridan Developing World Fund (the “New Sheridan Fund”) into the Fund. The New Sheridan Fund commenced operations on September 9, 2014 and was advised by New Sheridan Advisors, LLC (“New Sheridan”) prior to the Adviser acquiring New Sheridan, and becoming the investment adviser of the New Sheridan Fund, on June 30, 2015. In considering the approval of the Agreement, the Board considered that the portfolio managers that had managed the New Sheridan Fund since its inception were expected to manage the Fund.

In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and overall fees and operating expenses; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategies; and (x) the performance of the New Sheridan Fund.

Representatives from the Adviser presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice

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from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Adviser; and (iii) the fees to be paid to the Adviser, as discussed in further detail below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

INVESTMENT PERFORMANCE OF THE ADVISER

Because the portfolio managers that had managed the New Sheridan Fund since its inception were expected to manage the Fund, the Board considered the investment performance of the New Sheridan Fund in considering the approval of the Agreement. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the New Sheridan Fund, outlining current market conditions and explaining their expectations and strategies for the future. Following evaluation, the Board concluded, within the context of its full deliberations, that the investment performance of the Adviser and its investment management personnel supported approval of the Agreement.

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COSTS OF ADVISORY SERVICES

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also considered that the fee payable to the Adviser would be the same as the fee payable by the New Sheridan Fund to the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Because the Adviser had recently begun managing the New Sheridan Fund and the Fund had not commenced operations, it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

APPROVAL OF THE AGREEMENT

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from August 1, 2015 to January 31, 2016.

The table on the next page illustrates your Fund’s costs in two ways:

• ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• HYPOTHETICAL 5% RETURN. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 8/01/15	Ending Account Value 01/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Champlain Small Company Fund
Actual Fund Return	$1,000.00	$870.20	1.40%	$6.58
Hypothetical 5% Return	$1,000.00	$1,018.10	1.40%	$7.10
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$902.20	1.29%	$6.17
Institutional	$1,000.00	$902.90	1.04%	$4.97
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.65	1.29%	$6.55
Institutional	$1,000.00	$1,019.91	1.04%	$5.28
Champlain Focused Large Cap Value Fund
Actual Fund Return	$1,000.00	$904.60	1.14%	$5.46
Hypothetical 5% Return	$1,000.00	$1,019.41	1.14%	$5.79

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 184/366 (to reflect one-half year period).

	Beginning Account Value 10/01/15	Ending Account Value 01/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Champlain Emerging Markets Fund
Actual Fund Return	$1,000.00	$1,008.20	1.69%	$5.70	**
Hypothetical 5% Return	$1,000.00	$1,016.64	1.69%	$8.57

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 184/366 (to reflect one-half year period).

** Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 123/366 (to reflect the period from 10/1/2015 - 11/16/2015).

83	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds
P.O. Box 219009
Kansas City, MO 64121-9009
866-773-3238

Adviser:
Champlain Investment Partners, LLC
180 Battery Street
Burlington, VT 05401

Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-SA-001-1200

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 8, 2016

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO

Date: April 8, 2016